UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21178

Name of Fund: BlackRock Municipal Income Quality Trust (BYM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Quality Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 07/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2024
2024 Annual Report

BlackRock California Municipal Income Trust (BFZ)
BlackRock Municipal 2030 Target Term Trust (BTT)
BlackRock Municipal Income Quality Trust (BYM)
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2024

Municipal Market Conditions
Municipals struggled at the start of the period as recent monetary policy tightening—in which the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate to 5.25%−5.50%—weighed on the market. However, after the Fed paused in September, falling inflation and weakening economic growth quickly led to more dovish expectations, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023. Since, economic data has weakened slower than expected and the Fed has remained on hold, prompting mixed performance and increased volatility throughout most of 2024. Lower-rated credits and the long-end of the yield curve performed best during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2024
6	months:	1.02%
12	months:	3.74%
During the 12-months ended July 31, 2024, municipal bond funds experienced net outflows totaling $12 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market absorbed $434 billion in issuance, a large increase from the $323 billion issued during the prior 12-month period, boosted by increased borrowing needs from issuers on the back of slowing revenue growth, less fiscal stimulus, and pent-up demand.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2023, to July 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 17 basis points (bps) from 3.51% to 3.68%, ten-year yields increased by 25 bps from 2.57% to 2.82%, five-year yields increased by 9 bps from 2.66% to 2.75%, and two-year yields decreased by 15 bps from 3.00% to 2.85% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 32 bps to a slope of 83 bps, significantly steeper than the U.S. Treasury curve.
Outperformance throughout the period kept relative valuations at historically rich levels, and municipal-to-Treasury ratios ended well through their five-year averages across the curve, limiting interest from crossover investors.
Financial Conditions of Municipal Issuers
With reserves at all-time highs, debt service burden near a 50-year low, and a strong equity market fortifying pension plans, states are well-positioned to weather a potential economic slowdown. Tax receipts have normalized with two consecutive quarters of positive growth; however, expenditures remain elevated due to inflation. Forty-six states began their new fiscal year in July, with only three states—Massachusetts, Pennsylvania, and South Carolina—starting without a budget, though none experienced significant disruptions. We believe the fundamental outlook remains stable for states. Local governments and school districts are particularly well situated since they continue to benefit from the strength in the U.S. residential housing market.
Regarding revenue sectors, no subsector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all municipal sectors, borrowing has increased dramatically in 2024, primarily as issuers address deferred maintenance. With the uncertainty surrounding the election, we anticipate the spike in issuance will continue, providing better options in the second half of 2024 to buy solid credits in the primary market or discounted names in the secondary market.
The opinions expressed are those of BlackRock as of July 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)
 The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”), Variable Rate Demand Preferred Shares ("VRDP Shares") or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024

BlackRock California Municipal Income Trust (BFZ)
Investment Objective
BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2024 ($12.03)(a)	5.89%
Tax Equivalent Yield(b)	12.83%
Current Monthly Distribution per Common Share(c)	$0.059000
Current Annualized Distribution per Common Share(c)	$0.708000
Leverage as of July 31, 2024(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.03	$ 11.59	3.80%	$ 12.17	$ 9.90
Net Asset Value	12.86	13.03	(1.30)	13.20	11.52
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2024(continued)

BlackRock California Municipal Income Trust (BFZ)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	3.78%	0.67%	2.68%
Trust at Market Price(a)(b)	9.14	1.79	2.96
California Customized Reference Benchmark(c)	4.14	1.18	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Trust’s positions in higher-quality, investment-grade bonds with longer duration characteristics provided positive returns. (Duration is a measure of interest rate sensitivity.) On the other hand, securities with lower duration, higher coupons, and shorter call dates underperformed.
All sectors delivered positive returns in the period, but the school districts, transportation, corporate-backed securities, and healthcare sectors made the most significant contributions due to their large weightings in the portfolio.
The Trust continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. The Trust continued to use U.S. Treasury futures on a limited basis in an effort to mitigate interest rate risk. This aspect of its strategy had a minimal effect on results. The Trust reduced the extent of the risk-management strategy throughout the course of the period and was not employing it as of July 31, 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024(continued)

BlackRock California Municipal Income Trust (BFZ)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	25.5%
Transportation	23.3
Utilities	18.6
Health	13.9
Corporate	9.0
State	3.7
Tobacco	3.4
Education	2.2
Housing	0.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	2.6%
2025	0.3
2026	8.9
2027	15.8
2028	12.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.6%
AA/Aa	61.5
A	22.9
BBB/Baa	3.1
BB/Ba	— (e)
N/R(f)	4.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
(f)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Trust Summary

Trust Summary as of July 31, 2024

BlackRock Municipal 2030 Target Term Trust (BTT)
Investment Objective
BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.
There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.
Trust Information
Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2024 ($21.12)(a)	2.64%
Tax Equivalent Yield(b)	4.46%
Current Monthly Distribution per Common Share(c)	$0.046400
Current Annualized Distribution per Common Share(c)	$0.556800
Leverage as of July 31, 2024(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VRDP and/or RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP and/or RVMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 21.12	$ 21.00	0.57%	$ 21.56	$ 18.96
Net Asset Value	23.88	23.55	1.40	24.07	22.17
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	4.27%	1.66%	4.49%
Trust at Market Price(a)(b)	3.42	0.92	4.42
Customized Reference Benchmark(c)	2.70	1.25	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade)
2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to the Trust’s performance. The Trust’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, corporate-backed, and healthcare issues stood out as contributors.
The Trust continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of July 31, 2024(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	24.6%
Corporate	21.0
Health	15.3
County/City/Special District/School District	12.7
State	9.6
Education	7.6
Utilities	5.3
Housing	2.0
Tobacco	1.9

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	9.6%
2025	6.7
2026	15.9
2027	13.5
2028	13.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	3.1%
AA/Aa	34.9
A	36.3
BBB/Baa	12.1
BB/Ba	3.3
B	0.2
N/R(e)	10.1

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024

BlackRock Municipal Income Quality Trust (BYM)
Investment Objective
BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of July 31, 2024 ($11.83)(a)	5.33%
Tax Equivalent Yield(b)	9.00%
Current Monthly Distribution per Common Share(c)	$0.052500
Current Annualized Distribution per Common Share(c)	$0.630000
Leverage as of July 31, 2024(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.055500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.83	$ 11.23	5.34%	$ 11.83	$ 9.34
Net Asset Value	12.69	12.73	(0.31)	12.95	11.18
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2024(continued)

BlackRock Municipal Income Quality Trust (BYM)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	4.95%	0.79%	3.20%
Trust at Market Price(a)(b)	10.91	1.14	3.60
Customized Reference Benchmark(c)	4.30	1.37	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield
ex AMT (non-Investment Grade) Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Longer-dated securities made a strong contribution to performance due to the combination of their positive returns and large weighting in the portfolio. Performance was positive across both investment grade and high yield, with A rated and not-rated securities making the largest contributions.  At the sector level, holdings in state tax-backed, local tax-backed, utilities, and pre-paid gas issues were top performers. Holdings in Puerto Rico sales tax bonds added value, as well. On the other hand, select positions in the school district sector—particularly issues with lower coupons—detracted.
The Trust’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
The Trust used U.S. Treasury futures in an effort to mitigate interest rate risk, which marginally detracted from performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024(continued)

BlackRock Municipal Income Quality Trust (BYM)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	17.6%
Transportation	14.1
Utilities	14.1
State	13.9
Corporate	13.1
Health	11.0
Education	6.9
Housing	5.7
Tobacco	3.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	4.6%
2025	7.5
2026	3.2
2027	5.0
2028	13.5

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	10.8%
AA/Aa	45.1
A	24.4
BBB/Baa	7.5
BB/Ba	2.2
B	0.2
N/R(e)	9.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Trust Summary

Trust Summary as of July 31, 2024

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Investment Objective
BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2024 ($11.15)(a)	5.22%
Tax Equivalent Yield(b)	11.37%
Current Monthly Distribution per Common Share(c)	$0.048500
Current Annualized Distribution per Common Share(c)	$0.582000
Leverage as of July 31, 2024(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.053500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.15	$ 10.85	2.76%	$ 11.36	$ 9.21
Net Asset Value	12.59	12.68	(0.71)	12.94	11.02
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	4.21%	0.20%	2.47%
Trust at Market Price(a)(b)	7.86	(0.12)	2.44
California Customized Reference Benchmark(c)	4.14	1.18	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California
Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Positions in long-dated securities made the largest contribution to Trust’s performance, reflecting both their positive returns and large weighting in the portfolio. Holdings in high-quality bonds, especially in the utilities, transportation, and pre-paid gas sectors, were notable contributors. Positions in high yield bonds also performed very well, as the category outpaced investment-grade issues on the strength of its above-average income and tightening yield spreads brought about by investors’ robust demand for yield. Puerto Rico sales tax bonds were particularly meaningful contributors in high yield.
The Trust’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
The Trust used U.S. Treasury futures in an effort to mitigate interest rate risk, which detracted from performance at a time in which yields fell.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of July 31, 2024(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	23.2%
Transportation	15.7
Corporate	14.2
Utilities	12.8
State	11.7
Education	10.0
Health	5.7
Housing	4.6
Tobacco	2.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	2.1%
2025	1.0
2026	4.0
2027	12.3
2028	15.2

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	6.2%
AA/Aa	52.5
A	24.6
BBB/Baa	5.3
BB/Ba	0.1
N/R(e)	11.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Investment Objective
BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2024 ($10.45)(a)	5.17%
Tax Equivalent Yield(b)	8.73%
Current Monthly Distribution per Common Share(c)	$0.045000
Current Annualized Distribution per Common Share(c)	$0.540000
Leverage as of July 31, 2024(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.45	$ 9.93	5.24%	$ 10.45	$ 8.54
Net Asset Value	11.62	11.42	1.75	11.78	10.37
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2024(continued)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	6.77%	0.97%	2.98%
Trust at Market Price(a)(b)	10.42	0.73	3.00
National Customized Reference Benchmark(c)	4.30	1.38	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
The Trust benefited from the contribution from income at a time of elevated yields, as well as tightening credit spreads. Together, these factors helped offset the adverse effect of rising U.S. Treasury yields. (Prices and yields move in opposite directions.)
Positions in lower-quality securities and longer-dated bonds (those with maturities of 25 years and longer) also contributed positively. In terms of sectors, tax-backed state, transportation, and healthcare issues made the largest contributions.
While holdings in high yield municipals made a meaningful contribution overall, there were several individual positions that detracted from performance. The Trust continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. The Trust’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2024(continued)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	28.9%
State	15.7
Health	13.9
Corporate	11.6
County/City/Special District/School District	11.3
Education	8.2
Utilities	4.8
Housing	4.0
Tobacco	1.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	9.3%
2025	5.9
2026	2.5
2027	9.4
2028	14.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	3.1%
AA/Aa	49.5
A	27.8
BBB/Baa	7.4
BB/Ba	1.7
B	0.3
N/R(e)	10.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Trust Summary

Schedule of Investments
July 31, 2024
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 127.8%
Corporate(a) — 13.7%
California Community Choice Financing Authority, RB
Sustainability Bonds, 5.00%, 07/01/53	$12,000	$ 12,730,662
Sustainability Bonds, 5.00%, 12/01/53	6,000	6,340,506
Sustainability Bonds, 5.50%, 10/01/54	10,035	11,066,923
Series A-1, Sustainability Bonds, 4.00%, 05/01/53	15,000	15,133,622
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	4,545	4,856,485
Series G, Sustainability Bonds, 5.25%, 11/01/54	2,500	2,686,694
		52,814,892
County/City/Special District/School District — 29.8%
California Statewide Communities Development Authority, SAB, Series B, 5.00%, 09/02/52	565	544,948
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	6,925	7,876,055
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	7,000	7,095,183
City & County of San Francisco California, Refunding COP, Class A, Sustainability Bonds, 4.00%, 04/01/40	6,635	6,732,256
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, Convertible, 5.00%, 06/01/43	1,570	1,633,582
Clovis Unified School District, GO, Series C, Election 2020, 4.00%, 08/01/48	1,135	1,132,747
Coast Community College District, GO, Series D, Election 2012, 4.00%, 08/01/42	4,595	4,604,257
Corona-Norco Unified School District, GO, Series B, Election 2014, 5.00%, 08/01/47	5,000	5,244,622
Cupertino Union School District, GO, Series C, Election 2012, 4.00%, 08/01/40	4,000	4,050,698
Dublin Unified School District, GO, Series B, Election 2020, 4.00%, 08/01/45	6,625	6,816,232
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	2,500	2,502,025
Foothill-De Anza Community College District, Refunding GO, 4.00%, 08/01/40	5,970	6,004,596
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	3,685	3,717,447
Garden Grove Unified School District, GO, Election 2016, 4.00%, 08/01/45	1,320	1,324,853
Grossmont Union High School District, GO, Series I-2, 4.00%, 08/01/44	5,115	5,172,861
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	8,000	7,952,850
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,000	2,018,223
Napa Valley Unified School District, GO, Series A, Election 2016, 4.00%, 08/01/38	2,925	2,947,953
North Orange County Community College District, GO, Series B, Election 2014, 4.00%, 08/01/44	2,680	2,709,436
Peralta Community College District, Refunding GO, Series A, 4.00%, 08/01/32	7,335	7,337,571
San Bernardino City Unified School District, GO, Series D, Election 2012, (AGM), 4.00%, 08/01/42	1,210	1,214,431
San Bernardino Community College District, GO, Series E-1, Election 2008, 4.13%, 08/01/49	3,890	3,953,600
San Diego Unified School District, GO
Series L, 4.00%, 07/01/44	4,035	4,086,236
Series A-3, Sustainability Bonds, 5.00%, 07/01/48	3,000	3,321,084
Security	Par (000)	Value
County/City/Special District/School District (continued)
San Jose Evergreen Community College District, GO, Series C, Election 2016, 4.00%, 09/01/45	$3,740	$ 3,810,377
San Lorenzo Unified School District, GO, 4.00%, 08/01/41	345	350,185
San Mateo Joint Powers Financing Authority, RB, Series A, 5.00%, 07/15/43	1,965	2,074,061
Santa Clara Unified School District, GO, Election 2014, 4.00%, 07/01/41	5,000	5,046,583
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	4,000	4,020,579
		115,295,531
Education — 3.3%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	540	559,457
California Municipal Finance Authority, Refunding RB(b)
5.00%, 08/01/39	425	388,026
5.00%, 08/01/48	510	432,140
California School Finance Authority, RB(b)
Series A, 4.00%, 06/01/41	600	490,894
Series A, 5.00%, 06/01/58	2,120	2,016,896
California School Finance Authority, Refunding RB(b)
Sustainability Bonds, 5.50%, 08/01/43	130	137,539
Sustainability Bonds, 5.50%, 08/01/47	125	130,908
University of California, RB, Series AV, 5.00%, 05/15/47	8,440	8,746,197
		12,902,057
Health — 16.7%
California Health Facilities Financing Authority, RB
5.00%, 11/15/42	1,000	1,035,837
Series A, 5.00%, 11/15/48	6,190	6,398,210
Series A, 5.25%, 12/01/49	8,000	8,875,631
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 08/15/40	1,350	1,397,878
Series A, 4.00%, 11/15/40	2,450	2,467,440
Series A, 4.00%, 04/01/44	1,000	1,001,295
Series A, 4.00%, 08/15/48	5,000	4,971,288
Series A, 5.00%, 11/15/48	7,195	7,436,982
Series A, 5.00%, 08/15/51	7,920	8,512,399
Series A-2, 4.00%, 11/01/44	4,060	4,063,061
California Public Finance Authority, Refunding RB, Series A, 4.00%, 08/01/47	1,000	992,216
California Statewide Communities Development Authority, Refunding RB, 5.00%, 10/01/45	1,860	1,864,533
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 4.00%, 05/15/43	13,060	13,305,308
Series P, 5.00%, 05/15/47	2,000	2,184,219
		64,506,297
Housing — 0.6%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 02/01/50(b)	275	219,307
California Housing Finance Agency, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	691

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b)
Mezzanine Lien, 4.00%, 05/01/57	$1,840	$ 1,360,829
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	1,095	776,417
		2,357,244
State — 1.4%
River Islands Public Financing Authority, ST, 5.00%, 09/01/39	270	284,766
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	5,000	5,123,986
		5,408,752
Tobacco — 5.1%
California County Tobacco Securitization Agency, Refunding RB, CAB(c)
0.00%, 06/01/55	2,425	508,309
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	341,716
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	11,655	12,130,918
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	4,730	543,048
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	6,000	6,211,057
		19,735,048
Transportation — 35.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	3,020	3,041,510
California Municipal Finance Authority, ST, Series A, 5.13%, 09/01/59	305	307,450
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	5,000	5,144,140
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	1,480	1,530,297
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.25%, 05/15/48	1,990	2,061,835
Series B, AMT, 5.00%, 05/15/36	1,090	1,103,740
Series B, AMT, 5.00%, 05/15/41	6,000	6,079,481
Series B, AMT, 5.00%, 05/15/46	7,860	7,943,149
Series C, AMT, Subordinate, 5.00%, 05/15/44	3,095	3,175,855
AMT, Sustainability Bonds, 5.25%, 05/15/47	3,900	4,210,689
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/40	4,450	4,779,477
AMT, 5.50%, 05/15/40	3,490	3,903,755
AMT, 5.00%, 05/15/43	1,250	1,305,292
AMT, 5.50%, 05/15/47	4,250	4,657,271
AMT, 5.00%, 05/15/48	1,500	1,553,425
AMT, Subordinate, 5.00%, 05/15/46	1,365	1,445,932
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	1,000	1,044,952
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/37	1,280	1,306,047
Series A, AMT, 5.00%, 03/01/41	2,000	2,039,041
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	12,795	12,804,722
Security	Par (000)	Value
Transportation (continued)
Port of Los Angeles, Refunding RB, Series C, Sustainability Bonds, 4.00%, 08/01/39	$5,495	$ 5,531,615
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/48	6,890	7,293,628
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, Class A, AMT, 5.25%, 05/01/44	7,500	8,183,010
Series A, AMT, 5.00%, 05/01/40	850	850,617
Series A, AMT, 5.00%, 05/01/47	16,735	16,970,668
Series A, AMT, 5.00%, 05/01/49	6,405	6,589,659
Series B, AMT, 5.00%, 05/01/41	3,365	3,395,758
Series D, AMT, 5.00%, 05/01/43	6,130	6,291,454
Series E, AMT, 5.00%, 05/01/45	1,000	1,033,819
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series C, AMT, 5.75%, 05/01/48	9,600	10,703,821
		136,282,109
Utilities — 21.9%
California Infrastructure & Economic Development Bank, RB
Series A-4, AMT, 01/01/50(a)(b)(d)	1,480	1,500,353
Sustainability Bonds, 4.00%, 10/01/43	4,040	4,207,550
Sustainability Bonds, 4.00%, 10/01/46	4,125	4,256,878
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 4.00%, 11/01/39	5,120	5,150,474
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	2,310	2,497,306
East Bay Municipal Utility District Water System Revenue, RB, Series A, Sustainability Bonds, 4.00%, 06/01/45	1,730	1,755,577
Los Angeles Department of Water & Power Water System Revenue, RB, Series A, 5.00%, 07/01/43	7,015	7,423,208
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/46	7,000	7,668,699
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/45	2,720	2,731,424
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,118,853
Sacramento Municipal Utility District, Refunding RB, Series H, Sustainability Bonds, 4.00%, 08/15/45	32,925	33,648,781
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	12,485	12,665,482
		84,624,585
Total Municipal Bonds in California		493,926,515
Puerto Rico — 4.2%
State — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,821,177
Series A-1, Restructured, 5.00%, 07/01/58	8,279	8,306,488
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$2,530	$ 2,493,705
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,577	2,848,213
Total Municipal Bonds in Puerto Rico		16,469,583
Total Municipal Bonds — 132.0% (Cost: $495,213,745)		510,396,098
Municipal Bonds Transferred to Tender Option Bond Trusts(e)
California — 19.4%
County/City/Special District/School District — 8.8%
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	10,000	10,767,934
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Sustainability Bonds, Series A, 5.00%, 07/01/44	11,200	11,842,556
Los Angeles Unified School District, GO, Sustainability Bonds, Series QRR, 5.25%, 07/01/47	10,000	11,300,674
		33,911,164
Health — 4.4%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,625	17,064,207
Utilities — 6.2%
Los Angeles Department of Water & Power, RB, Series A, 5.00%, 07/01/42	10,670	11,140,947
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Sustainability Bonds, Series A, 4.00%, 10/01/49	12,790	12,747,682
		23,888,629
Total Municipal Bonds in California		74,864,000
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.4% (Cost: $73,786,576)		74,864,000
Total Long-Term Investments — 151.4% (Cost: $569,000,321)		585,260,098

Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(f)(g)	3,869,256	$ 3,869,643
Total Short-Term Securities — 1.0% (Cost: $3,869,643)		3,869,643
Total Investments — 152.4% (Cost: $572,869,964)		589,129,741
Other Assets Less Liabilities — 1.1%		4,166,504
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.2)%		(35,403,972)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.3)%		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$ 386,592,273

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Shares(a)	$ 3,025,616	$ —	$ (3,020,576)(b)	$ (4,443)	$ (597)	$ —	—	$ 140,346	$ —
BlackRock Liquidity Funds, MuniCash, Institutional Shares	—	3,869,643 (b)	—	—	—	3,869,643	3,869,256	98,412	—
				$ (4,443)	$ (597)	$ 3,869,643		$ 238,758	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 393,740	$ —	$ 393,740
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (281,360)	$ —	$ (281,360)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$8,257,281
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 510,396,098	$ —	$ 510,396,098
Municipal Bonds Transferred to Tender Option Bond Trusts	—	74,864,000	—	74,864,000
Short-Term Securities
Money Market Funds	3,869,643	—	—	3,869,643
	$3,869,643	$585,260,098	$—	$589,129,741
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(35,144,998)	$—	$(35,144,998)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)
	$—	$(206,444,998)	$—	$(206,444,998)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 7.7%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$ 5,010,699
Alabama Public School and College Authority, Refunding RB, Series A, Sustainability Bonds, 5.00%, 11/01/30	11,900	13,306,043
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,107,854
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,174,771
Series A, 5.00%, 07/01/32	1,150	1,226,751
Series A, 5.00%, 07/01/33	1,600	1,705,156
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	12,025	12,066,607
Series A, 5.25%, 01/01/54	10,000	10,763,957
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	9,043,988
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	935	964,826
5.00%, 10/01/30	2,500	2,727,967
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	3,095	3,345,743
Homewood Educational Building Authority, Refunding RB
5.00%, 12/01/33	1,010	1,030,569
5.00%, 12/01/34	1,380	1,408,088
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(a)	1,965	2,209,934
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	527,733
Southeast Energy Authority A Cooperative District, RB(a)
Series A-2, 6.01%, 01/01/53	30,265	30,888,324
Series B-1, 5.00%, 05/01/53	9,375	9,786,984
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,143,039
(AGM), 5.00%, 11/01/30	2,000	2,067,762
		120,506,795
Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Series B, 5.00%, 02/01/33	1,810	1,811,478
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	530	506,486
4.50%, 07/01/29	690	678,781
Series A, 4.00%, 07/01/29	3,660	3,521,350
Sustainability Bonds, 4.00%, 07/01/30	485	463,759
Arizona Sports & Tourism Authority, Refunding RB, Senior Lien, (BAM), 5.00%, 07/01/30	12,000	13,245,771
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	3,570	3,667,444
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	855	836,636
5.00%, 01/01/31	10,000	10,356,235
		35,087,940
Security	Par (000)	Value
California — 11.8%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(c)	$10,530	$ 8,336,565
Bay Area Toll Authority, RB, Class A, 4.86%, 04/01/36(a)	3,000	2,980,093
Bay Area Toll Authority, Refunding RB, Series E, 4.02%, 04/01/56(a)	3,250	3,183,861
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.54%, 12/01/53	6,750	6,888,584
Sustainability Bonds, 5.50%, 10/01/54	2,500	2,757,081
Series A, Sustainability Bonds, 4.00%, 10/01/52	8,650	8,733,877
Series E-2, Sustainability Bonds, 5.26%, 02/01/54	9,780	9,706,691
Series G, Sustainability Bonds, 5.25%, 11/01/54	1,785	1,918,299
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,691,516
Series A, 5.00%, 11/15/33	1,855	1,957,302
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,565	3,417,879
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,139,422
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	1,000	996,986
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,000,306
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,231,026
Series A, 5.00%, 07/01/31	1,050	1,076,389
California Pollution Control Financing Authority, RB, Series A, AMT, 4.25%, 11/01/38(a)	8,350	8,401,828
California School Finance Authority, RB(b)
5.00%, 06/01/30	565	521,898
Series A, 5.00%, 06/01/29	260	260,145
Series A, 4.00%, 06/01/31	240	224,809
Series A, 5.00%, 06/01/32	1,055	1,058,634
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,242,516
Series A, AMT, 5.00%, 05/15/32	1,800	1,864,252
Series A, AMT, 5.00%, 05/15/33	675	696,312
Series A, AMT, 5.00%, 05/15/34	1,650	1,707,145
City of Los Angeles California, RB, 5.00%, 06/26/25	3,700	3,768,049
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/30	18,250	19,610,605
Compton Unified School District, GO, CAB(c)
Series B, (BAM), 0.00%, 06/01/33	1,000	706,089
Series B, (BAM), 0.00%, 06/01/34	1,125	762,106
Series B, (BAM), 0.00%, 06/01/35	1,000	656,081
Series B, (BAM), 0.00%, 06/01/36	1,000	621,314
El Camino Community College District Fountation, GO, CAB(c)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,576,158
Series C, Election 2002, 0.00%, 08/01/31	12,465	9,933,273
Series C, Election 2002, 0.00%, 08/01/32	17,435	13,553,184
Los Angeles Unified School District, GO, Series A, Election 2008, 4.00%, 07/01/33	3,000	3,021,075
Monterey Peninsula Community College District, Refunding GO, CAB(c)
0.00%, 08/01/30	3,500	2,770,730
0.00%, 08/01/31	5,940	4,513,357
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,045	2,189,012

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	$500	$ 514,456
Series A, AMT, 5.00%, 03/01/31	1,500	1,547,883
Series A, AMT, 5.00%, 03/01/32	1,000	1,025,284
Series A, AMT, 5.00%, 03/01/33	975	999,092
Series A, AMT, 5.00%, 03/01/34	1,250	1,278,173
Series A, AMT, 5.00%, 03/01/35	2,000	2,040,193
Poway Unified School District, GO(c)
Series 1-A, Election 2008, 0.00%, 08/01/30	10,000	8,338,480
Series 1-A, Election 2008, 0.00%, 08/01/32	12,500	9,588,387
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,032,465
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(c)	6,350	5,293,533
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	701,628
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(c)	7,505	6,258,030
		184,292,053
Colorado — 6.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/30	12,780	13,722,111
Series A, AMT, 5.00%, 12/01/33	25,000	26,029,696
Series D, AMT, 5.50%, 11/15/30	14,000	15,453,557
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(c)	1,000	787,393
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	2,500	2,501,279
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(b)	1,015	957,680
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,097,734
Series B, 2.63%, 05/15/29	2,100	1,927,645
Series D, 4.16%, 05/15/61(a)	7,000	7,026,211
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/37	3,000	3,011,663
E-470 Public Highway Authority, Refunding RB(a)
Series B, 3.92%, 09/01/39	1,475	1,474,913
Series B, 4.34%, 09/01/39	3,160	3,104,852
Park Creek Metropolitan District, Refunding RB
Series A, 5.00%, 12/01/27	1,500	1,524,301
Series A, 5.00%, 12/01/28	1,500	1,523,696
Series A, 5.00%, 12/01/30	1,350	1,369,898
Series A, 5.00%, 12/01/31	1,500	1,522,154
Plaza Metropolitan District No. 1, Refunding TA(b)
4.10%, 12/01/24	5,080	5,066,102
4.20%, 12/01/25	5,280	5,236,089
		93,336,974
Connecticut — 0.9%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,169,715
(SAP), 5.00%, 06/15/31	1,125	1,200,389
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	370	365,242
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series B, 5.00%, 07/01/49(a)	1,940	2,107,421
Series G-1, 5.00%, 07/01/27(b)	225	226,445
Security	Par (000)	Value
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Refunding RB (continued)
Series G-1, 5.00%, 07/01/28(b)	$300	$ 301,838
Series G-1, 5.00%, 07/01/29(b)	300	300,966
Series G-1, 5.00%, 07/01/30(b)	300	300,096
Series G-1, 5.00%, 07/01/32(b)	425	423,240
Series G-1, 5.00%, 07/01/34(b)	355	352,362
Series I-1, 5.00%, 07/01/35	400	414,558
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	7,467,572
		14,629,844
Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/25	805	812,687
Series A, 5.00%, 07/01/26	850	866,394
Series A, 5.00%, 07/01/27	890	914,516
Series A, 5.00%, 07/01/28	935	963,157
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,797,305
Series B, 1.25%, 10/01/40	500	480,307
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,239,914
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,214,948
		13,289,228
District of Columbia — 1.2%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	17,325	18,269,659
Florida — 7.0%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,046,860
Capital Trust Agency, Inc., RB(b)
Series A, 4.00%, 06/15/29	1,320	1,273,426
Series A-1, 3.38%, 07/01/31	1,730	1,603,155
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/32	1,610	1,717,802
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	3,863,894
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, AMT, 5.00%, 10/01/30	4,285	4,594,913
Series A, AMT, 5.00%, 10/01/33	3,000	3,010,560
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,288,605
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	6,740,702
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(c)
Series B, 0.00%, 06/01/30	2,000	1,657,322
Series B, 0.00%, 06/01/31	1,295	1,035,532
Series B, 0.00%, 06/01/32	2,495	1,921,310
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,200,350
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(b)	3,085	3,134,503
AMT, 3.00%, 06/01/32	2,665	2,342,453
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/25(b)	100	99,457
4.00%, 06/01/26(b)	110	108,698
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB (continued)
4.00%, 09/15/30(b)	$470	$ 449,250
AMT, 5.00%, 07/01/34	2,500	2,583,792
AMT, (AGM), 5.00%, 07/01/44	4,685	4,894,297
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/30	2,325	2,500,126
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(b)	540	513,754
Lakewood Ranch Stewardship District, SAB, 5.40%, 05/01/28	990	1,008,644
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	362,029
Lee County Industrial Development Authority, RB, Series B-3, 4.13%, 11/15/29	3,415	3,422,498
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	955,307
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,002,832
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	12,780,808
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	19,820	20,275,602
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	942,734
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,239,307
St Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/25	180	177,981
4.00%, 12/15/28	200	192,639
4.00%, 12/15/29	215	204,892
4.00%, 12/15/30	195	183,920
4.00%, 12/15/31	205	191,449
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	510,375
Village Community Development District No. 15, SAB, 4.25%, 05/01/28(b)	730	740,058
Village Community Development District No. 5, Refunding SAB
3.50%, 05/01/28	3,690	3,648,956
4.00%, 05/01/33	860	860,071
4.00%, 05/01/34	1,930	1,930,056
		110,210,919
Georgia — 6.7%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,427,027
DeKalb County Housing Authority, RB, M/F Housing, Series A, 4.00%, 12/01/33	6,870	6,884,461
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,306,931
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,297,895
Series A, 5.00%, 05/15/30	8,000	8,297,437
Series A, 4.00%, 07/01/52(a)	3,500	3,523,969
Series A, 4.00%, 09/01/52(a)	15,000	15,140,206
Series A, 5.00%, 06/01/53(a)	11,185	11,846,093
Series B, 5.00%, 12/01/52(a)	20,190	21,210,900
Series C, 4.00%, 05/01/52(a)	5,360	5,425,571
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	9,865	10,547,735
Security	Par (000)	Value
Georgia (continued)
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	$8,000	$ 8,453,731
Municipal Electric Authority of Georgia, Refunding RB
5.00%, 01/01/29	2,000	2,141,365
5.00%, 01/01/30	1,905	2,068,454
Series A-R, Subordinate, 5.00%, 01/01/29	1,200	1,284,859
Series A-R, Subordinate, 5.00%, 01/01/30	1,250	1,357,255
		105,213,889
Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	527,120
Series F, 5.00%, 01/01/30	1,160	1,231,231
Series F, 5.00%, 01/01/31	1,250	1,339,415
		3,097,766
Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(b)	135	132,692
Illinois — 9.8%
Chicago Board of Education, Refunding GO, Series C, 5.00%, 12/01/30	7,025	7,233,198
Chicago Housing Authority, RB, M/F Housing
Series A, 5.00%, 01/01/33	3,000	3,133,249
Series A, 5.00%, 01/01/35	1,500	1,565,793
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	4,999,797
Series B, AMT, 5.00%, 01/01/31	2,250	2,250,391
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,223,322
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,094,023
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,072,290
Illinois Finance Authority, Refunding RB
5.00%, 08/15/30	4,515	4,988,533
Series A, 4.00%, 11/01/24	425	423,364
Series A, 5.00%, 11/01/26	460	454,751
Series A, 5.00%, 11/01/28	1,745	1,704,881
Series A, 5.00%, 11/01/29	1,840	1,783,883
Series A, 5.00%, 10/01/30	1,000	1,034,228
Series A, 5.00%, 11/01/30	1,935	1,861,881
Series A, 5.00%, 11/15/31	8,415	8,481,090
Series A, 4.00%, 10/01/32	1,000	1,007,777
Series A, 5.00%, 11/15/32	2,075	2,088,559
Series A, 4.00%, 02/01/33	12,850	12,853,026
Series A, 5.00%, 11/15/33	2,125	2,137,813
Series B, 5.00%, 08/15/30	3,205	3,296,303
Series B, 4.31%, 05/01/42(a)	1,750	1,741,837
Series C, 5.00%, 02/15/30	12,000	12,378,123
Illinois Municipal Electric Agency, Refunding RB
Series A, 5.00%, 02/01/31	3,000	3,032,552
Series A, 5.00%, 02/01/32	1,500	1,519,332
Illinois Sports Facilities Authority, RB, (AMBAC), 0.00%, 06/15/26(c)	2,345	2,183,156
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	20,149,843
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,585,020
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,257,029
5.00%, 12/15/30	1,385	1,451,190

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	$11,000	$ 12,007,023
State of Illinois, GO
Series A, 5.00%, 12/01/28	9,950	10,448,856
Series A, 5.00%, 03/01/32	1,500	1,649,336
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	7,442,398
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(b)	260	246,374
		153,780,221
Indiana — 0.6%
Indiana Finance Authority, Refunding RB
Series A, 4.13%, 12/01/26	3,665	3,685,710
Series A, 5.00%, 09/15/29	1,165	1,216,547
Series A, 5.00%, 09/15/30	1,220	1,280,099
Series B, 3.91%, 03/01/39(a)	965	956,830
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,031,439
5.00%, 07/01/33	1,400	1,443,045
		9,613,670
Iowa — 1.6%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	23,930	24,453,381
Kansas — 0.1%
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	315	313,976
City of Shawnee Kansas, RB, 4.00%, 08/01/31(b)	500	481,774
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,389,438
		2,185,188
Kentucky — 0.9%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,225	4,238,565
Kentucky Public Transportation Infrastructure Authority, RB, CAB
0.00%, 07/01/30(c)	1,230	899,206
Convertible, 6.40%, 07/01/33(d)	1,500	1,754,539
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,473,668
		14,365,978
Louisiana — 1.3%
City of Ruston Louisiana Sales Tax Revenue, RB
(AGM), 5.00%, 06/01/29	1,060	1,087,360
(AGM), 5.00%, 06/01/30	1,000	1,025,162
(AGM), 5.00%, 06/01/31	1,020	1,044,998
(AGM), 5.00%, 06/01/32	1,225	1,254,223
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	4,918,726
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,134,326
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 06/01/29	585	585,846
Series A, 5.00%, 04/01/30	460	451,973
Series A, 5.00%, 06/01/31	500	481,143
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,264,220
5.00%, 05/15/30	990	1,012,774
Security	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB (continued)
3.00%, 05/15/31	$2,225	$ 2,077,083
5.00%, 05/15/32	1,485	1,517,187
5.00%, 05/15/33	2,175	2,220,698
		20,075,719
Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
Sustainability Bonds, 5.00%, 01/01/33	695	751,546
Sustainability Bonds, 5.00%, 01/01/34	305	329,329
Sustainability Bonds, 4.00%, 01/01/35	1,000	1,014,563
Maine Turnpike Authority, RB
5.00%, 07/01/29	300	328,187
5.00%, 07/01/30	275	305,234
		2,728,859
Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, ST, 4.90%, 07/01/30	1,315	1,315,839
City of Baltimore Maryland, Refunding RB, Convertible, 5.00%, 09/01/31	1,250	1,254,250
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(b)	585	599,418
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,832,990
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,225,405
5.00%, 07/01/31	2,400	2,457,538
5.00%, 07/01/32	500	521,190
5.00%, 07/01/33	2,585	2,647,254
5.00%, 07/01/34	775	805,926
Series A, 5.00%, 01/01/31	2,865	2,939,316
Series A, 5.00%, 01/01/32	3,010	3,086,166
Series A, 5.00%, 01/01/33	3,165	3,240,361
State of Maryland, GO, Series 1, 3.00%, 03/15/34	5,000	4,771,294
		27,696,947
Massachusetts — 1.1%
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	5,213,463
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, CAB, Series A, 0.00%, 07/01/32(c)	4,000	2,964,006
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,084,726
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,068,220
Series A, 5.00%, 01/01/33	1,500	1,535,594
Series A, 5.00%, 01/01/34	2,085	2,134,441
Series A, 5.00%, 01/01/35	2,000	2,046,863
		17,047,313
Michigan — 2.4%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	755,583
5.00%, 04/01/27	580	605,806
5.00%, 04/01/28	665	704,515
5.00%, 04/01/29	665	700,609
5.00%, 04/01/30	510	536,550
5.00%, 04/01/31	735	772,249
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan (continued)
City of Detroit Michigan, GO (continued)
5.00%, 04/01/32	$625	$ 655,560
5.00%, 04/01/33	830	869,230
Michigan Finance Authority, Refunding RB, 4.36%, 04/15/47(a)	16,595	16,578,144
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	640	623,768
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/30	1,325	1,386,098
AMT, 5.00%, 12/31/32	2,000	2,083,936
AMT, Sustainability Bonds, 4.00%, 10/01/61(a)	3,690	3,714,114
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	1,260	1,295,679
5.00%, 11/15/34	1,410	1,437,756
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,127,492
Series A, 5.00%, 07/01/32	1,430	1,468,790
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	895,662
		37,211,541
Minnesota — 0.5%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,005	962,180
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	465	483,872
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	490	510,458
Sartell-St Stephen Independent School District No. 748, GO, CAB(c)
Series B, 0.00%, 02/01/30	3,915	3,114,961
Series B, 0.00%, 02/01/31	2,190	1,667,949
Series B, 0.00%, 02/01/32	1,450	1,056,344
		7,795,764
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,317,097
Series A, (AGM), 5.00%, 03/01/31	1,595	1,619,822
Series A, (AGM), 5.00%, 03/01/32	2,000	2,029,705
Series A, (AGM), 5.00%, 03/01/33	1,275	1,293,036
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,385,440
		19,645,100
Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/15/31	1,175	1,206,756
4.00%, 05/15/32	1,680	1,700,724
4.00%, 05/15/33	2,000	2,023,980
Series A, 5.00%, 02/01/30	485	516,546
Series A, 4.00%, 11/15/33	2,010	2,010,558
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	760	687,696
St Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	410	374,126
		8,520,386
Security	Par (000)	Value
Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	$10,050	$ 9,921,738
Nebraska — 0.0%
Elkhorn School District, GO
4.00%, 12/15/32	325	336,650
4.00%, 12/15/33	375	388,311
		724,961
Nevada — 0.4%
County of Clark Nevada, Refunding GOL, Series B, 4.00%, 11/01/34	5,000	5,035,525
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	220	222,016
Series A, 4.50%, 12/15/29(b)	430	423,645
		5,681,186
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	280,721
4.00%, 01/01/29	300	294,277
4.00%, 01/01/30	280	273,696
Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,184,896
		3,033,590
New Jersey — 16.9%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	172,173
(AGM), 4.00%, 04/01/31	175	177,148
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(e)	170	170,674
New Jersey Economic Development Authority, ARB
5.25%, 09/15/29	6,500	6,505,731
Series A, AMT, 5.63%, 11/15/30	1,740	1,753,836
Series B, AMT, 5.63%, 11/15/30	1,315	1,325,457
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(b)	435	421,554
Series A, 4.00%, 07/01/29	285	285,566
Series A, 5.00%, 06/15/32	4,500	4,733,570
Series C, 5.00%, 06/15/32	3,600	3,786,856
Series DDD, 5.00%, 06/15/27(f)	2,000	2,119,426
AMT, 5.00%, 01/01/28	4,705	4,707,906
Series QQQ, Sustainability Bonds, 5.00%, 06/15/30	600	659,395
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/28	1,000	1,042,643
5.00%, 01/01/29	1,945	1,970,912
(AGM), 5.00%, 06/01/30	1,500	1,561,146
(AGM), 5.00%, 06/01/31	1,750	1,820,230
(AGM), 4.00%, 06/01/32	2,125	2,134,402
Series MMM, 4.00%, 06/15/35	5,000	5,094,056
Sub-Series A, 4.00%, 07/01/32	9,855	9,838,420
Series A, AMT, 2.20%, 10/01/39(a)	4,000	3,525,367
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,136,062
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	5,861,981

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	$1,500	$ 1,526,519
5.00%, 07/01/29	4,150	4,260,187
5.00%, 07/01/30	3,500	3,590,795
Series A, 5.00%, 07/01/30	11,245	11,596,632
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	5,593,702
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,281,432
Series A, AMT, 4.00%, 12/01/32	660	664,205
Series A, AMT, 4.00%, 12/01/33	535	538,373
Series A, AMT, 4.00%, 12/01/34	265	265,592
Series A, AMT, 4.00%, 12/01/35	265	265,021
Series B, AMT, 5.00%, 12/01/30	10,000	10,584,807
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/30	1,875	1,984,641
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	10,165	9,914,887
New Jersey Institute of Technology, RB, Series A, 5.00%, 07/01/31	3,385	3,429,554
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,292,476
Series AA, 5.25%, 06/15/28	4,500	4,570,755
Series BB, 5.00%, 06/15/30	1,500	1,609,690
Series C, (NPFGC), 0.00%, 12/15/30(c)	35,000	27,987,813
Series C, 5.25%, 06/15/32	10,000	10,079,974
Series D, 5.00%, 06/15/32	5,000	5,035,404
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	6,793,928
Series A, 5.00%, 12/15/30	21,325	22,859,319
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/34	1,260	1,269,766
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,234,951
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	501,912
State of New Jersey, GO, Series A, 4.00%, 06/01/30	26,000	27,451,086
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,649,642
Series A, 5.00%, 06/01/32	8,270	8,713,912
		265,351,486
New Mexico — 1.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	478,098
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	998,966
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD), 3.75%, 09/01/31	100	100,146
Series A-1, AMT, (GTD), 3.88%, 04/01/34	20	20,044
Series A-2, AMT, (GTD), 3.80%, 11/01/32	100	100,168
Series A-2, AMT, (GTD), 3.80%, 09/01/33	100	100,154
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 5.00%, 11/01/39(a)	15,570	15,716,815
		17,514,391
New York — 5.4%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(b)	100	100,113
Genesee County Funding Corp., Refunding RB, Series A, 5.00%, 12/01/30	500	531,188
Security	Par (000)	Value
New York (continued)
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	$200	$ 216,438
5.00%, 06/01/31	300	327,875
5.00%, 06/01/32	100	109,178
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 4.37%, 11/01/32(a)	2,875	2,876,320
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	10,000	10,602,017
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(c)	13,000	10,318,454
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,242,737
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 05/01/36	7,500	7,550,717
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	5,000	4,873,610
New York State Environmental Facilities Corp., RB, AMT, 5.13%, 09/01/50(a)(b)	2,250	2,353,810
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,590	2,675,245
AMT, 5.00%, 01/01/31	5,000	5,176,920
Series A, AMT, 4.00%, 07/01/32	5,500	5,286,337
Series A, AMT, 4.00%, 07/01/33	6,000	5,819,115
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	13,140	13,256,543
AMT, 4.00%, 10/31/34	350	341,115
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	2,275	2,150,687
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/28	350	367,240
Series A, AMT, 5.00%, 12/01/29	235	247,663
Series A, AMT, 5.00%, 12/01/30	250	264,666
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,013,200
		84,701,188
North Carolina — 1.9%
City of Charlotte North Carolina, Refunding GO
Series A, 5.00%, 06/01/28	330	356,259
Series A, 5.00%, 06/01/29	350	384,764
Series A, 5.00%, 06/01/30	485	541,912
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	355	342,386
4.00%, 09/01/34	185	177,888
Series A, 4.00%, 10/01/27	600	607,243
Series B-2, 3.75%, 10/01/28	425	415,561
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	1,500	1,500,000
North Carolina Turnpike Authority, Refunding RB, CAB, Series C, (SAP), 0.00%, 07/01/30(c)	550	411,114
University of North Carolina at Chapel Hill, Refunding RB(a)
Series A, 4.22%, 12/01/34	7,000	6,976,502
Series A, 4.22%, 12/01/41	17,845	17,842,324
		29,555,953
Ohio — 1.6%
Akron Bath Copley Joint Township Hospital District, Refunding RB, Class A, 5.00%, 11/15/30	1,010	1,119,436
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	443,343
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Ohio (continued)
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	$6,000	$ 5,993,584
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,266,780
4.00%, 09/01/30(a)	1,650	1,684,253
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,526,864
Ohio State University, RB, Class A, Sustainability Bonds, 5.00%, 12/01/30	3,320	3,727,312
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,646,678
AMT, (AGM), 5.00%, 12/31/30	4,585	4,628,598
		25,036,848
Oklahoma — 0.3%
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,366,482
Oklahoma Industries Authority, RB, 5.00%, 04/01/30	2,250	2,472,208
		4,838,690
Oregon — 1.0%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,588,720
Oregon State Facilities Authority, Refunding RB, Series B, 5.00%, 06/01/30	4,750	5,216,583
Port of Morrow Oregon, Refunding GOL
Series A, 4.00%, 06/01/30	1,205	1,235,589
Series D, 4.00%, 12/01/30	880	904,588
		14,945,480
Pennsylvania — 17.9%
Allegheny County Higher Education Building Authority, Refunding RB, 4.02%, 02/01/33(a)	7,250	7,126,254
Allegheny County Hospital Development Authority, RB, Series D2, 4.31%, 11/15/47(a)	5,205	5,213,777
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,220,040
Series A, 5.00%, 04/01/34	3,345	3,503,132
Series A, 5.00%, 04/01/35	1,000	1,045,954
Allentown City School District, Refunding GOL, Series B, (BAM SAW), 5.00%, 02/01/31	4,000	4,239,510
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/28	675	686,489
5.00%, 05/01/32	9,310	9,528,519
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29	450	471,343
5.00%, 05/01/30	450	477,512
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	549,152
5.00%, 07/01/30	700	689,115
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	1,849,281
Series A, 5.00%, 10/01/32	1,450	1,513,581
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(b)	174	174,229
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,523,308
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 4.00%, 08/01/32	6,000	6,059,313
Series A, 5.00%, 08/01/30	4,500	4,709,298
Security	Par (000)	Value
Pennsylvania (continued)
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	$4,200	$ 3,897,814
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	6,344,956
Commonwealth of Pennsylvania, Refunding GO, Series 1, 4.00%, 01/01/30	7,000	7,129,696
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	570	572,184
5.00%, 01/01/30	1,285	1,289,670
5.00%, 01/01/32	1,510	1,528,347
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,307,752
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/25(f)	825	840,301
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,155,633
Series A-2, 5.00%, 02/15/34	1,750	1,816,602
Lancaster County Hospital Authority, Refunding RB, 3.00%, 08/15/30	2,535	2,500,529
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	153,955
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	15,000	14,555,872
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,740,042
4.00%, 09/01/36	1,500	1,500,070
Series A, 5.00%, 09/01/31	1,750	1,840,682
Series A, 5.00%, 09/01/32	1,315	1,378,408
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	1,989,653
Series A, 5.25%, 01/15/25(f)	3,250	3,282,894
Series A, 4.10%, 04/01/53(a)	7,905	8,094,249
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,688,484
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/29	5,000	5,135,041
5.00%, 12/31/30	13,100	13,444,457
5.00%, 12/31/34	16,500	16,913,506
Series A-1, 5.00%, 04/15/30	2,500	2,740,795
AMT, 5.00%, 12/31/29	3,750	3,947,269
AMT, 5.00%, 06/30/30	3,500	3,693,243
Pennsylvania Economic Development Financing Authority, Refunding RB
5.00%, 03/15/31	4,500	4,646,138
Series A, AMT, 4.10%, 04/01/34(a)	330	327,296
Pennsylvania Higher Educational Facilities Authority, RB
Series AT-1, 5.00%, 06/15/26(f)	100	103,828
Series AT-1, 5.00%, 06/15/30	7,810	8,064,141
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	431,314
5.00%, 05/01/31	1,275	1,293,110
4.00%, 05/01/32	3,000	2,505,635
5.00%, 05/01/32	1,750	1,773,703
5.00%, 05/01/33	3,320	3,362,856
5.00%, 05/01/35	1,000	1,011,962

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, Sustainability Bonds, 1.90%, 04/01/30	$1,625	$ 1,445,063
Series 137, Sustainability Bonds, 1.95%, 10/01/30	875	771,869
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	8,890	8,467,179
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	884,089
Series B, 5.00%, 12/01/30	620	694,577
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,128,678
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,246,632
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,165,512
Pennsylvania Turnpike Commission, Refunding RB
2nd Sub Series, 5.00%, 12/01/32	1,000	1,050,040
2nd Sub Series, 5.00%, 12/01/33	1,815	1,904,646
2nd Sub Series, 5.00%, 12/01/34	1,500	1,574,163
2nd Sub Series, 5.00%, 12/01/35	2,005	2,104,714
Series B, 5.00%, 12/01/30	330	369,694
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,162,680
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	260	249,505
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	875,343
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	436,686
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	225,983
School District of Philadelphia, GOL
Series A, (SAW), 5.00%, 09/01/24	1,500	1,501,720
Series A, (SAW), 5.00%, 09/01/25	1,300	1,321,520
Series A, (SAW), 5.00%, 09/01/26	3,250	3,354,339
Series A, (SAW), 5.00%, 09/01/27	2,675	2,803,066
Series A, (SAW), 5.00%, 09/01/28	1,630	1,730,830
Series A, (SAW), 5.00%, 09/01/30	2,380	2,588,199
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,468,422
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	479,768
Series A, (GTD), 4.00%, 07/01/33	440	441,750
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	131,254
Series A, 4.00%, 11/15/28	105	106,199
Series A, 4.00%, 11/15/29	140	140,189
Series A, 4.00%, 11/15/30	190	190,291
Series A, 4.00%, 11/15/31	200	200,326
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,522,921
(BAM), 5.00%, 08/15/31	5,000	5,221,419
(BAM), 5.00%, 08/15/32	17,945	18,729,906
		281,271,066
Puerto Rico — 5.6%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,534	1,645,790
Series A-1, Restructured, 5.75%, 07/01/31	5,097	5,640,847
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	14,055	11,685,984
Series A-1, Restructured, 0.00%, 07/01/31	38,523	29,461,451
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c) (continued)
Series A-1, Restructured, 0.00%, 07/01/33	$43,149	$ 30,243,162
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,376,124
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,534,508
		87,587,866
Rhode Island — 1.1%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,525,443
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,059,567
Series A, AMT, 5.00%, 12/01/30	1,300	1,381,854
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,771,024
Series A, 5.00%, 06/01/29	4,500	4,534,480
Series A, 5.00%, 06/01/30	4,215	4,247,378
		16,519,746
South Carolina — 0.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,419,511
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,079,879
		13,499,390
Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,013,917
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,219,216
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,333,852
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	6,000	6,021,784
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,303,989
		20,892,758
Texas — 13.2%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	2,705	2,523,890
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(f)	4,275	4,353,621
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,153,686
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,005,531
City of Houston Texas Airport System Revenue, ARB
Series B-1, AMT, 5.00%, 07/15/30	1,900	1,912,449
Series C, AMT, 5.00%, 07/15/28	3,000	3,103,863
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,450,484
AMT, 5.00%, 07/01/29	14,000	14,009,531
Series C, AMT, 5.00%, 07/15/27	2,000	2,056,411
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,280,192
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,571,088
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,651,258
Clifton Higher Education Finance Corp., Refunding RB
Series A, (PSF-GTD), 4.00%, 08/15/31	1,250	1,253,177
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Clifton Higher Education Finance Corp., Refunding RB (continued)
Series A, 3.95%, 12/01/32	$1,650	$ 1,549,639
County of Nueces Texas, Refunding GOL
4.00%, 02/15/33	1,165	1,201,883
4.00%, 02/15/35	725	742,539
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	2,500	2,778,267
DeSoto Independent School District, Refunding GO, (PSF-GTD), 5.00%, 08/15/30	3,980	4,331,617
Harris County Cultural Education Facilities Finance Corp., RB
5.00%, 07/01/38	2,275	2,323,456
Series B, 5.75%, 01/01/28	480	480,283
Series B, 6.38%, 01/01/33	40	40,037
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	950	938,321
Series A, 5.00%, 01/01/33	850	839,293
Series A, 5.00%, 06/01/33	3,000	2,873,764
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF-GTD), 0.00%, 08/15/31	1,200	879,270
Series D, (PSF-GTD), 0.00%, 08/15/32	1,875	1,307,090
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/26	430	443,679
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	31,120	31,571,526
Series B, (AMBAC), 4.55%, 05/01/30	12,055	12,382,423
Series B-2, 4.00%, 06/01/30	12,995	12,810,899
AMT, 4.25%, 05/01/30	6,855	6,937,334
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(f)	21,370	15,690,945
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(b)	325	317,034
North Texas Tollway Authority, Refunding RB, Series A, (BAM-TCRS), 5.00%, 01/01/38	8,200	8,230,033
Socorro Independent School District, Refunding GO, Series B, (PSF-GTD), 4.00%, 08/15/34	3,000	3,031,419
Spring Branch Independent School District, GO, (PSF- GTD), 3.00%, 02/01/33	5,000	4,671,214
Tarrant County Cultural Education Facilities Finance Corp., RB
Class F, 5.00%, 11/15/52(a)	3,585	3,888,080
Series B, 5.00%, 07/01/35	9,435	10,016,754
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/29	1,000	1,001,898
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	16,435	17,501,729
5.00%, 12/15/32	5,000	5,372,068
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,666,356
		206,144,031
Security	Par (000)	Value
Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/30	$2,980	$ 3,205,406
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,038,109
		8,243,515
Virginia — 0.1%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	325	324,617
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(b)	1,000	949,415
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	575	573,828
		1,847,860
Washington — 2.3%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.84%, 01/01/40(a)	4,050	4,001,260
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	6,858,524
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,133,240
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	9,819,653
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,240	4,229,298
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/25	350	354,853
Series A, 5.00%, 07/01/26	285	293,312
Series A, 5.00%, 07/01/27	350	365,612
Series A, 5.00%, 07/01/28	550	582,172
Series A, 5.00%, 07/01/29	775	830,696
Series A, 5.00%, 07/01/30	815	882,937
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,016,625
Series A, 5.00%, 01/01/32	1,140	1,159,290
		36,527,472
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,030,551
Series A, 5.00%, 06/01/33	1,100	1,143,031
		3,173,582
Wisconsin — 3.0%
Public Finance Authority, RB(b)
4.00%, 06/15/30	1,520	1,443,951
5.00%, 07/15/30	3,700	3,791,131
5.00%, 01/01/31	650	640,007
Series A, 4.00%, 07/15/29	485	468,513
Series A, 4.00%, 03/01/30	1,140	1,108,119
Series A, 3.75%, 06/01/30	345	324,126
Series A, 5.00%, 06/15/31	705	691,345
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	275	256,414
Class A, 3.00%, 12/01/26(b)	250	244,276
Class C, 4.00%, 10/01/41(a)	7,000	7,104,335
AMT, 2.63%, 11/01/25	3,000	2,961,205
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,791,818
Series B, AMT, 5.25%, 07/01/28	1,290	1,291,265

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
State of Wisconsin, GO, Series A, 4.03%, 05/01/25(a)	$10,890	$ 10,819,163
Wisconsin Health & Educational Facilities Authority, RB
Series A, 5.00%, 02/15/29	3,000	3,163,683
Series B-2, 4.20%, 08/15/28	1,350	1,350,124
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/35	2,500	2,682,954
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	6,578,995
		46,711,424
Total Municipal Bonds — 142.1% (Cost: $2,252,896,172)		2,226,912,047
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/31(h)	8,085	8,039,166
Series A, AMT, 4.25%, 11/15/32	2,230	2,217,489
		10,256,655
Florida — 6.0%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29(h)	17,200	17,204,918
Series Q-1, 4.00%, 10/01/30	18,095	18,100,201
Series Q-1, 4.00%, 10/01/31	18,820	18,825,402
Series Q-1, 4.00%, 10/01/32	19,575	19,580,612
Series Q-1, 4.00%, 10/01/33	20,355	20,360,845
		94,071,978
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7% (Cost: $104,359,982)		104,328,633
Total Long-Term Investments — 148.8% (Cost: $2,357,256,154)		2,331,240,680
Short-Term Securities
Commercial Paper — 1.0%
City of San Antonio, 3.75%, 09/20/24	5,000	5,001,091
Dallas Fort Worth International Airport, 4.00%, 08/07/24	10,000	10,000,174
		15,001,265

Security	Shares	Value
Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(i)(j)	35,243,848	$ 35,247,372
Total Short-Term Securities — 3.2% (Cost: $50,245,288)		50,248,637
Total Investments — 152.0% (Cost: $2,407,501,442)		2,381,489,317
Other Assets Less Liabilities — 0.4%		5,312,285
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%		(70,357,370)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.9)%		(749,799,174)
Net Assets Applicable to Common Shares — 100.0%		$ 1,566,645,058

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is
$71,728,412. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 88,184,293	$ —	$ (52,939,705)(a)	$ 6,901	$ (4,117)	$ 35,247,372	35,243,848	$ 1,011,755	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 2,226,912,047	$ —	$ 2,226,912,047
Municipal Bonds Transferred to Tender Option Bond Trusts	—	104,328,633	—	104,328,633
Short-Term Securities
Commercial Paper	—	15,001,265	—	15,001,265
Money Market Funds	35,247,372	—	—	35,247,372
	$35,247,372	$2,346,241,945	$—	$2,381,489,317
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(69,569,982)	$—	$(69,569,982)
VRDP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)
	$—	$(819,569,982)	$—	$(819,569,982)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.0%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$3,875	$ 4,171,033
Series A, 5.25%, 05/01/55	1,100	1,204,468
City of Birmingham Alabama, GOL, CAB, Series A-1, Convertible, 5.00%, 03/01/45(b)(c)	1,165	1,190,650
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	1,100	1,200,055
Energy Southeast A Cooperative District, RB(a)
Series B, 5.25%, 07/01/54	3,140	3,394,389
Series B-1, 5.75%, 04/01/54	6,980	7,765,410
Southeast Energy Authority A Cooperative District, RB, Series B, 5.00%, 01/01/54(a)	755	800,655
		19,726,660
Arizona — 1.7%
Arizona Industrial Development Authority, RB(d)
4.38%, 07/01/39	725	674,573
Series A, 5.00%, 07/01/49	690	661,688
Series A, 5.00%, 07/01/54	530	504,303
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	835	937,179
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(d)	685	664,998
Maricopa County & Phoenix Industrial Development Authorities, RB, S/F Housing, Series A, (GNMA), 6.50%, 03/01/55	1,645	1,823,153
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(d)	360	353,205
		5,619,099
California — 7.7%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(d)	475	492,115
California Health Facilities Financing Authority, Refunding RB, Series B, 5.00%, 11/15/46	3,715	3,799,761
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(b)	10,100	10,817,484
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(d)	115	116,782
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(c)	1,580	1,579,534
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	2,000	1,212,059
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	1,400	1,096,416
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(e)	10,000	6,122,045
		25,236,196
Colorado — 0.3%
Sabell Metropolitan District, GOL, Series A, 5.00%, 12/01/50(d)	1,055	1,037,255
Security	Par (000)	Value
Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-R, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 11/15/51	$185	$ 186,756
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	1,170	1,183,077
		1,369,833
Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	782,493
Series A, 5.00%, 07/01/53	1,810	1,811,793
		2,594,286
District of Columbia — 3.5%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,850	2,060,031
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	7,955	8,233,599
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.00%, 07/15/48	1,210	1,305,466
		11,599,096
Florida — 7.5%
Capital Trust Agency, Inc., RB(d)
Series A, 5.00%, 06/01/45	615	573,844
Series A, 5.50%, 06/01/57	220	210,724
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	3,715	3,884,055
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 4.13%, 10/01/50	3,635	3,600,943
County of Pasco Florida, RB, (AGM), 5.00%, 09/01/48	3,090	3,310,029
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/38	1,000	1,043,785
5.00%, 08/15/40	1,050	1,086,560
Florida Development Finance Corp., RB, 6.50%, 06/30/57(d)	278	196,123
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(d)	340	340,430
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 4.55%, 01/01/49	1,810	1,815,973
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	260	277,994
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	4,000	4,245,869
Preserve at South Branch Community Development District, SAB, 4.00%, 11/01/50	500	412,557
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	1,895	1,936,119
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(d)	280	290,300
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	810	855,177
Westside Community Development District, Refunding SAB(d)
4.10%, 05/01/37	260	241,247
4.13%, 05/01/38	260	240,499
		24,562,228
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, ARB, Series B-1, Sustainability Bonds, 5.00%, 07/01/53	$915	$ 994,278
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(d)	245	241,902
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	4,355	4,612,403
		5,848,583
Idaho — 0.5%
Idaho Housing & Finance Association, RB, 5.50%, 05/01/57	1,510	1,587,689
Illinois — 7.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,620	1,691,661
Series A, 5.00%, 12/01/40	1,540	1,584,617
Series A, 5.00%, 12/01/47	450	455,727
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	4,565	4,962,656
Illinois Finance Authority, Refunding RB
4.13%, 08/15/37	3,130	2,967,499
5.00%, 08/15/44	390	391,392
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	1,905	1,934,920
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	7,075,343
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	670	685,087
State of Illinois, GO
5.50%, 05/01/39	1,840	2,023,361
Series B, 5.25%, 05/01/49	850	923,914
Series C, 5.00%, 12/01/45	1,280	1,367,756
		26,063,933
Iowa — 0.4%
Iowa Finance Authority, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	1,270	1,300,293
Kentucky — 0.7%
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	2,000	2,179,397
Louisiana — 1.3%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,330	2,436,527
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,575	1,701,129
		4,137,656
Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	1,970	1,968,200
Series A, 5.00%, 01/01/47	2,370	2,388,932
		4,357,132
Michigan — 0.4%
State of Michigan Trunk Line Revenue, RB, 5.50%, 11/15/49	1,145	1,308,041
Security	Par (000)	Value
Missouri — 0.1%
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	$180	$ 179,617
Nebraska — 0.3%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	950	1,054,485
Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No. 611, SAB, 4.13%, 06/01/50	1,115	982,733
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	760	793,970
5.00%, 07/01/45	530	544,878
		2,321,581
New Hampshire — 0.9%
New Hampshire Business Finance Authority, RB, M/F Housing
Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,784	1,754,462
Series 2, Class 3-A, Sustainability Bonds, 4.16%, 10/20/41(a)	1,345	1,300,695
		3,055,157
New Jersey — 6.6%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	500	535,295
New Jersey Economic Development Authority, RB(b)
Series DDD, 5.00%, 06/15/27	375	397,797
Series WW, 5.00%, 06/15/25	1,620	1,648,517
Series WW, 5.25%, 06/15/25	550	560,863
New Jersey Transportation Trust Fund Authority, RB
Series BB, 4.00%, 06/15/50	3,000	2,861,109
Series D, 5.00%, 06/15/32	900	906,373
Series S, 5.25%, 06/15/43	2,150	2,274,288
New Jersey Transportation Trust Fund Authority, RB, CAB(e)
Series A, 0.00%, 12/15/35	4,050	2,636,334
Series A, 0.00%, 12/15/38	5,845	3,370,864
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.00%, 06/15/40	1,690	1,708,298
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	820	840,214
Sub-Series B, 5.00%, 06/01/46	4,045	4,063,446
		21,803,398
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	175	169,053
New York — 10.0%
City of New York, GO, Series B, 5.25%, 10/01/47	100	109,935
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	1,690	1,716,114
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,135	1,206,351
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	10,000	10,953,107
Sub-Series CC-1, 5.25%, 06/15/54	310	344,354
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/46	5,670	5,737,224
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series A-1, Subordinate, 4.00%, 08/01/48	1,320	1,290,543

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York City Transitional Finance Authority, RB, Series B, Subordinate, 5.00%, 05/01/46	$1,520	$ 1,661,487
New York Counties Tobacco Trust VI, Refunding RB, Series B, 5.00%, 06/01/41	550	554,028
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(d)	1,040	1,039,972
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,000	1,094,309
Series A, 4.13%, 05/15/53	1,000	989,846
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	230	244,462
Series C, 5.25%, 05/15/52	4,340	4,728,355
Series C, Sustainability Bonds, 5.25%, 11/15/40	1,025	1,184,196
		32,854,283
North Carolina — 0.0%
North Carolina Medical Care Commission, RB, Series A, 5.13%, 10/01/54	110	112,037
North Dakota — 0.3%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	270	270,995
Series C, Sustainability Bonds, 6.25%, 01/01/55	555	620,704
		891,699
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,645	2,447,464
County of Cuyahoga Ohio, Refunding RB, 5.00%, 02/15/42	1,805	1,822,638
County of Hamilton Ohio Sewer System Revenue, RB, Series A, 5.00%, 12/01/53	545	592,930
County of Hamilton Ohio, RB, Series A, 5.00%, 08/15/42	2,650	2,729,940
North Ridgeville City School District, GO, 5.25%, 12/01/54	1,060	1,116,818
		8,709,790
Oklahoma — 0.7%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	1,960	2,168,831
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(e)	1,115	603,536
Pennsylvania — 4.6%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	205	167,046
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	5,000	4,762,968
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	1,560	1,563,104
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	4,390	4,431,588
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	1,895	1,987,954
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	699,482
Series A, Subordinate, 4.00%, 12/01/46	1,605	1,558,949
		15,171,091
Puerto Rico — 5.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,639	6,583,408
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-1, Restructured, 5.00%, 07/01/58	$5,568	$ 5,586,487
Series A-2, Restructured, 4.78%, 07/01/58	349	343,993
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,672,121
Series B-1, Restructured, 4.75%, 07/01/53	391	387,553
Series B-2, Restructured, 4.78%, 07/01/58	520	514,206
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	6,226	2,067,503
		17,155,271
South Carolina — 3.8%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	5,685	6,120,490
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(d)	1,095	977,658
7.50%, 08/15/62(d)	505	498,155
Series A, 5.50%, 11/01/54	610	681,567
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 12/01/44	1,645	1,621,957
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,610	1,618,067
South Carolina Public Service Authority, Refunding RB, Series B, (AGM), 5.00%, 12/01/49	900	959,606
		12,477,500
South Dakota — 0.5%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(b)	1,760	1,805,002
Tennessee — 4.0%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/54	490	531,084
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	35	35,500
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	2,465	2,502,877
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,575	1,701,516
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,560	2,715,642
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	3,000	3,107,415
Tennessee Housing Development Agency, RB, S/F Housing, Series 2, Sustainability Bonds, 4.35%, 01/01/48	2,500	2,409,449
		13,003,483
Texas — 23.6%
Arlington Higher Education Finance Corp., RB(d)
7.50%, 04/01/62	530	543,960
7.88%, 11/01/62	450	471,652
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	1,990	2,042,828
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/49	710	777,062
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series A, 5.00%, 10/01/41	760	769,296
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/54	1,260	1,397,532
City of Houston Texas, GOL, Series A, 4.13%, 03/01/51	1,775	1,708,007
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/43	$810	$ 901,187
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/49	500	553,889
Coppell Independent School District, Refunding GO, (PSF- GTD), 0.00%, 08/15/30(e)	10,030	8,229,402
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 08/15/49	1,360	1,307,172
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	340	344,299
County of Harris Texas, Refunding GOL(e)
(NPFGC), 0.00%, 08/15/25	7,485	7,258,628
(NPFGC), 0.00%, 08/15/28	10,915	9,623,076
Crowley Independent School District, GO
(PSF-GTD), 5.00%, 02/01/48	315	341,133
(PSF-GTD), 4.25%, 02/01/53	310	311,048
Fort Bend Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 08/15/49	745	719,372
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(c)	2,365	2,591,601
Harris County-Houston Sports Authority, Refunding RB(e)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(b)	5,965	2,590,987
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,722,624
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,824,249
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,806,865
Hidalgo County Regional Mobility Authority, RB, CAB(e)
Series A, 0.00%, 12/01/42	500	206,917
Series A, 0.00%, 12/01/43	1,000	391,562
Leander Independent School District, Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/49	2,010	2,046,516
Marshall Independent School District, GO, (PSF-GTD), 4.00%, 02/15/45	380	381,025
Mesquite Housing Finance Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.53%, 02/01/44	2,900	2,906,547
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(e)	2,340	1,369,979
New Hope Cultural Education Facilities Finance Corp., RB(d)
Series A, 5.00%, 08/15/50	580	571,687
Series A, 5.00%, 08/15/51	1,535	1,528,587
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 4.00%, 08/15/40	4,000	3,977,670
North Texas Tollway Authority, RB(b)
Series B, 0.00%, 09/01/31(e)	1,975	991,835
Series C, Convertible, 6.75%, 09/01/45(c)	2,500	3,126,315
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,795	3,876,992
Princeton Independent School District, GO, (PSF-GTD), 5.25%, 02/15/48	535	587,239
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 10/01/49(f)	325	339,428
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	301,821
Security	Par (000)	Value
Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.13%, 01/01/54	$540	$ 557,705
Texas State University System, Refunding RB, 4.00%, 03/15/49	1,695	1,652,631
		77,650,325
Utah(d) — 0.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53	180	186,001
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55	450	433,371
		619,372
Virginia — 2.7%
Henrico County Economic Development Authority, RB
Class A, 5.00%, 10/01/47	4,580	4,807,473
Class A, 5.00%, 10/01/52	1,170	1,217,343
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,225	1,199,244
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	885	756,103
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	505	527,605
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	100	100,209
Series E-2, 4.55%, 10/01/49	230	230,126
		8,838,103
Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(d)	1,400	1,400,832
Wisconsin — 1.7%
Public Finance Authority, RB
Class A, 5.00%, 06/15/51(d)	305	263,092
Class A, 6.00%, 06/15/52	175	165,003
Class A, 5.00%, 06/15/56(d)	400	340,468
Class A, 6.13%, 06/15/57	200	182,644
Series A, 5.00%, 07/01/55(d)	395	368,645
Series A-1, 4.50%, 01/01/35(d)	645	644,328
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(d)	375	345,718
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/54	265	282,101
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	430	449,380
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	2,535	2,589,902
		5,631,281
Total Municipal Bonds — 111.5% (Cost: $348,679,563)		366,203,104

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama(a) — 5.0%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	$10,000	$ 11,044,289
Series C-1, 5.25%, 02/01/53	5,020	5,340,854
		16,385,143
District of Columbia — 1.9%
District of Columbia Water & Sewer Authority, Refunding RB, Series B, 5.00%, 10/01/49	6,035	6,261,567
Florida — 3.6%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	7,045	7,966,666
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.50%, 10/01/54	3,497	3,920,840
		11,887,506
Indiana — 3.1%
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	10,685	10,018,222
Massachusetts — 3.3%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/51	10,000	10,825,046
Nevada — 3.1%
Las Vegas Valley Water District, GOL, Series A, 5.00%, 06/01/49	9,500	10,247,867
New York — 8.6%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/47	9,705	10,640,714
New York State Dormitory Authority, Refunding RB, Series C, 4.00%, 07/01/49	8,955	8,959,612
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/50	8,000	8,702,817
		28,303,143
South Carolina — 3.3%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	10,000	10,878,004
Washington — 3.3%
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	10,000	10,894,263
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.2% (Cost: $109,980,311)		115,700,761
Total Long-Term Investments — 146.7% (Cost: $458,659,874)		481,903,865

Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	2,732,921	$ 2,733,195
Total Short-Term Securities — 0.8% (Cost: $2,733,151)		2,733,195
Total Investments — 147.5% (Cost: $461,393,025)		484,637,060
Other Assets Less Liabilities — 1.2%		4,207,785
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(62,600,249)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.7)%		(97,600,000)
Net Assets Applicable to Common Shares — 100.0%		$ 328,644,596

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	When-issued security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 7,645,975	$ —	$ (4,914,172)(a)	$ 1,445	$ (53)	$ 2,733,195	2,732,921	$ 295,939	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	52	09/19/24	$ 5,835	$ (164,760)
U.S. Long Bond	38	09/19/24	4,611	(149,437)
5-Year U.S. Treasury Note	38	09/30/24	4,112	(89,165)
				$ (403,362)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 403,362	$ —	$ 403,362

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 62,908	$ —	$ 62,908
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (356,641)	$ —	$ (356,641)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$10,233,262
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 366,203,104	$ —	$ 366,203,104
Municipal Bonds Transferred to Tender Option Bond Trusts	—	115,700,761	—	115,700,761

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Municipal Income Quality Trust (BYM)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 2,733,195	$ —	$ —	$ 2,733,195
	$2,733,195	$481,903,865	$—	$484,637,060
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (403,362)	$ —	$ —	$ (403,362)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(61,981,882)	$—	$(61,981,882)
VMTP Shares at Liquidation Value	—	(97,600,000)	—	(97,600,000)
	$—	$(159,581,882)	$—	$(159,581,882)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 120.2%
Corporate — 18.7%
California Community Choice Financing Authority, RB(a)
5.00%, 05/01/54	$5,000	$ 5,392,245
Sustainability Bonds, 5.00%, 07/01/53	45,200	47,952,161
Sustainability Bonds, 5.00%, 12/01/53	6,670	7,048,529
Sustainability Bonds, 5.25%, 01/01/54	11,500	12,297,312
Sustainability Bonds, 5.50%, 10/01/54	40,000	44,113,294
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	15,480	16,540,901
Series G, Sustainability Bonds, 5.25%, 11/01/54	50,000	53,733,875
California Municipal Finance Authority, RB(a)
Series A, AMT, 4.38%, 09/01/53	2,935	2,907,628
Series B, AMT, 4.15%, 07/01/51	3,455	3,456,556
California Municipal Finance Authority, Refunding RB, Series A, AMT, 4.00%, 07/01/41(a)	7,425	7,374,231
California Pollution Control Financing Authority, RB
AMT, 4.10%, 11/01/42(a)(b)	6,000	5,950,833
AMT, 4.75%, 11/01/46	4,000	4,087,092
Series A-1, AMT, 4.10%, 11/01/42(a)(b)	5,000	4,959,027
Southern California Public Power Authority, RB, Series A, 5.00%, 04/01/55(a)	5,840	6,235,238
		222,048,922
County/City/Special District/School District — 27.1%
Anaheim City School District, GO, (AGM), 5.00%, 08/01/51	5,615	6,122,628
California Enterprise Development Authority, RB, Series B, 5.25%, 11/01/49	10,000	10,408,531
California Statewide Communities Development Authority, SAB
Series B, 5.00%, 09/02/52	1,785	1,721,649
Series C, 4.00%, 09/02/50	4,985	4,392,158
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	13,355	15,189,129
Chino Valley Unified School District, GO, Series D, Election 2016, 5.00%, 08/01/55	21,595	23,861,460
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,500	1,503,667
City of Oakland California, GO, Series D, 5.25%, 07/15/48	4,715	5,335,882
Clovis Unified School District, GO
Series B, Election 2020, 5.00%, 08/01/47	8,050	8,668,187
Series C, Election 2020, 4.00%, 08/01/48	7,275	7,260,561
Coachella Valley Unified School District, GO, Series F, Election 2005, (BAM), 5.00%, 08/01/46	2,990	3,054,305
Dublin Unified School District, GO, Series B, Election 2020, 4.25%, 08/01/53	5,805	5,986,741
El Rancho Unified School District, GO, Series D, Election 2016, (BAM), 5.75%, 08/01/48	750	874,140
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	10,300	10,303,708
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	5,000	5,044,025
Garden Grove Public Financing Authority, RB, Series A, (BAM), 5.00%, 04/01/49	3,625	4,011,269
Indio Finance Authority, Refunding RB
Series A, (BAM), 5.25%, 11/01/47	2,225	2,452,428
Series A, (BAM), 5.25%, 11/01/52	7,000	7,640,410
La Canada Unified School District, GO, Series A, Election 2017, 5.00%, 08/01/47	6,945	7,307,363
Security	Par (000)	Value
County/City/Special District/School District (continued)
La Mesa-Spring Valley School District, GO, Series B, 4.00%, 08/01/51	$625	$ 627,005
Los Angeles County Public Works Financing Authority, Refunding RB, Series F, Sustainability Bonds, 4.00%, 12/01/46	7,890	8,105,176
Los Angeles Unified School District, GO, Series RYQ, 4.00%, 07/01/44	10,475	10,649,502
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	5,404,285
Oak Grove School District, GO, Series A-1, 5.00%, 08/01/52	5,835	6,393,877
Oakland Unified School District/Alameda County, GO, Series A, (BAM), 4.00%, 08/01/46	14,530	14,533,982
Oxnard School District, GO, Series A, Election 2016, (BAM), 5.00%, 08/01/45	2,500	2,590,469
Oxnard Union High School District, GO, Series B, 5.00%, 08/01/45	6,560	6,910,699
Peralta Community College District, GO, Series B, 5.50%, 08/01/52	2,500	2,814,526
Ravenswood City School District, GO, Election 2022, (BAM), 5.25%, 08/01/53	7,570	8,320,523
Redwood City School District, GO
Series C, 4.00%, 08/01/44	2,800	2,834,849
Series A, Election 2022, 5.00%, 08/01/52	6,000	6,592,863
San Diego Unified School District, GO
Series I, Election 2012, 4.00%, 07/01/47	9,155	9,156,358
Series F-2, Sustainability Bonds, 4.25%, 07/01/52	6,270	6,429,066
San Francisco Bay Area Rapid Transit District, GO
Class D1, Election 2016, Sustainability Bonds, 4.25%, 08/01/52	9,500	9,684,541
Series D-1, Election 2016, Sustainability Bonds, 4.00%, 08/01/47	9,175	9,244,491
San Leandro Unified School District, GO, Series B, 5.25%, 08/01/48	3,000	3,340,236
San Mateo Joint Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	14,218,346
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/43	6,355	6,444,508
Santa Clarita Community College District, GO, Election 2016, 5.25%, 08/01/45	4,000	4,527,226
Santa Monica Community College District, GO, Series B, 4.00%, 08/01/45	17,500	17,931,149
Santa Monica-Malibu Unified School District, GO, 4.00%, 08/01/44	9,360	9,421,716
Santa Rosa High School District, GO, Series A, Election 2022, 4.00%, 08/01/49	7,050	7,075,246
Simi Valley Unified School District, GO, Series C, 4.00%, 08/01/50	3,115	3,098,786
South Orange County Public Financing Authority, RB, 5.00%, 06/01/52	5,000	5,396,575
Val Verde Unified School District, GO, Series C, Election 2020, (AGM), 4.00%, 08/01/49	5,000	5,001,627
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,252,557
		321,138,425
Education — 8.7%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/53	10,000	10,343,337
Series U-7, 5.00%, 06/01/46	7,525	9,230,648

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
California Enterprise Development Authority, RB(b)
8.00%, 11/15/62	$1,760	$ 1,823,417
Series A, 5.00%, 07/01/50	600	569,866
California Municipal Finance Authority, RB
5.50%, 08/01/34(b)	380	380,114
4.00%, 10/01/51	1,150	1,028,123
California Municipal Finance Authority, Refunding RB(b)
5.00%, 08/01/39	290	264,770
5.00%, 08/01/48	350	296,567
California School Finance Authority, RB
5.00%, 08/01/52(b)	1,875	1,899,129
5.00%, 08/01/61(b)	5,315	5,367,519
Series A, 6.00%, 07/01/33	1,390	1,391,082
Series A, 6.30%, 07/01/43	3,000	3,003,119
Series A, 5.00%, 07/01/54(b)	1,150	1,167,508
Series A, 5.00%, 06/01/58(b)	6,615	6,293,286
Series A, 5.00%, 07/01/59(b)	2,565	2,531,560
Series B, 4.00%, 07/01/45(b)	1,005	874,764
California School Finance Authority, Refunding RB(b)
Series A, 5.00%, 07/01/36	755	756,338
Series A, 5.88%, 06/01/53	700	719,281
Sustainability Bonds, 5.50%, 08/01/43	420	444,356
Sustainability Bonds, 5.50%, 08/01/47	400	418,904
California State University, Refunding RB
Series A, 5.00%, 11/01/42	20,000	20,719,888
Series A, 5.00%, 11/01/48	12,395	13,066,994
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	1,500	1,514,925
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	14,000	13,978,077
Series Q, 3.00%, 05/15/51	6,000	4,925,506
		103,009,078
Health — 8.4%
California Health Facilities Financing Authority, RB
5.00%, 02/01/37	2,625	2,735,851
Series A, 5.25%, 12/01/44	1,375	1,506,628
Series A, 5.00%, 11/15/48	3,000	3,100,909
Series A, 5.00%, 08/15/54	2,020	2,038,186
Series A, 5.00%, 12/01/54	1,000	1,077,039
California Health Facilities Financing Authority, Refunding RB
(BAM-TCRS), 4.00%, 08/15/48	5,005	5,055,590
Series A, 5.00%, 11/15/38	1,500	1,576,712
Series A, 4.00%, 03/01/43	545	506,584
Series A, 4.00%, 04/01/45	3,570	3,518,561
Series A, 5.00%, 11/15/48	17,280	17,861,160
Series A-2, 4.00%, 11/01/44	31,000	31,023,370
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/47	9,250	9,330,275
California Statewide Communities Development Authority, RB, Sustainability Bonds, 4.00%, 08/01/45	5,000	4,663,079
California Statewide Communities Development Authority, Refunding RB
5.00%, 03/01/48	5,000	5,097,905
Series A, 4.00%, 12/01/57	6,500	6,075,582
Marin Healthcare District, GO, Election 2013, 4.00%, 08/01/45	5,000	5,000,388
		100,167,819
Security	Par (000)	Value
Housing — 6.9%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 02/01/50(b)	$1,155	$ 921,088
California Housing Finance Agency, RB, M/F Housing
Series 2021-1, Class A, 3.50%, 11/20/35	14,242	13,653,313
Series T, (FHLMC), 4.10%, 07/01/40	12,000	12,088,342
Series 2021-2, Class A, Sustainability Bonds, (FHLMC), 3.75%, 03/25/35	17,810	17,524,984
Series U, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	10,033,934
Series V, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	10,029,017
CMFA Special Finance Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/45(b)	240	207,420
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/46	695	575,884
Series A, 3.00%, 09/01/56	1,475	1,085,816
Mezzanine Lien, 4.00%, 05/01/57	5,660	4,186,027
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	575	407,708
Series A-2, Sustainability Bonds, 3.00%, 02/01/57	1,625	1,233,227
San Diego Housing Authority, Inc., RB, M/F Housing, Series E, (FHLMC), 4.20%, 06/01/40	5,845	5,903,554
Santa Clara County Housing Authority, RB, M/F Housing, Series A, 6.00%, 08/01/41	3,500	3,504,280
		81,354,594
State — 10.1%
California State Public Works Board, RB
Series A, 5.00%, 04/01/49	45,360	50,252,008
Series B, 4.00%, 05/01/46	13,180	13,304,658
Series D, 5.00%, 11/01/47	18,275	20,246,388
California Statewide Communities Development Authority, SAB, S/F Housing, 5.00%, 09/02/39	1,060	1,120,010
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/43	1,275	1,430,463
River Islands Public Financing Authority, ST, 5.00%, 09/01/39	845	891,214
State of California, Refunding GO
4.00%, 10/01/39	10,000	10,333,852
5.00%, 10/01/45	5,000	5,569,412
5.00%, 10/01/47	10,740	10,936,463
5.00%, 09/01/52	5,000	5,459,712
		119,544,180
Tobacco — 3.1%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	495	505,287
Series A, 4.00%, 06/01/49	2,755	2,587,029
California County Tobacco Securitization Agency, Refunding RB, CAB(c)
0.00%, 06/01/55	7,575	1,587,811
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,731,946
California Statewide Financing Authority, RB, Series L, 0.00%, 06/01/55(b)(c)	57,200	3,396,461
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/28(d)	5,390	5,808,705
Series B, 5.00%, 06/01/51	13,000	13,530,840
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tobacco (continued)
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	$14,735	$ 1,691,715
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,000	2,032,876
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(c)	22,600	4,517,524
		37,390,194
Transportation — 21.6%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/37	3,790	3,898,261
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	28,750	28,742,869
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, AMT, (AGM), 4.38%, 07/01/49	2,400	2,402,735
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	21,415	19,394,162
California Municipal Finance Authority, ST, Series A, 5.13%, 09/01/59	945	952,591
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/44	8,525	8,790,582
Series A, AMT, 5.00%, 05/15/45	10,000	10,340,965
Series A, AMT, 4.00%, 05/15/49	5,000	4,660,572
Series B, AMT, 5.00%, 05/15/41	8,500	8,612,599
Series B, AMT, 5.00%, 05/15/46	11,280	11,399,329
Series E, AMT, 5.00%, 05/15/44	7,000	7,382,026
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45	1,940	2,052,472
AMT, 5.50%, 05/15/47	2,450	2,684,780
AMT, Subordinate, 4.00%, 11/15/31(d)	115	118,641
AMT, Subordinate, 5.00%, 05/15/46	5,980	6,334,560
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	3,000	3,134,857
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	10,000	8,404,694
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,143,975
Series A, AMT, 5.00%, 03/01/41	11,250	11,469,606
Series A, AMT, 5.00%, 03/01/47	15,140	15,365,061
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	200	200,152
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	6,485	6,630,579
Series B, AMT, 5.00%, 07/01/53	6,000	6,332,885
Series B, AMT, Subordinate, 5.00%, 07/01/51	10,000	10,504,022
Series B, AMT, Subordinate, 5.00%, 07/01/56	6,855	7,161,365
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/44	2,660	2,662,229
Series A, AMT, 5.00%, 05/01/47	14,220	14,420,251
Series A, AMT, 5.25%, 05/01/49	5,150	5,558,069
Series B, AMT, 5.00%, 05/01/46	5,870	5,913,514
Series E, AMT, 5.00%, 05/01/45	2,515	2,600,054
Security	Par (000)	Value
Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series E, AMT, 5.00%, 05/01/50	$27,195	$ 27,788,561
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series C, AMT, 5.75%, 05/01/48	6,900	7,693,371
		255,750,389
Utilities — 15.6%
California Infrastructure & Economic Development Bank, RB
Series A, 5.25%, 07/01/49	6,000	6,474,123
Series A, 5.25%, 07/01/54	3,500	3,750,365
Series A-4, AMT, 01/01/50(a)(b)(e)	4,640	4,703,810
Sustainability Bonds, 4.00%, 10/01/44	11,370	11,764,737
Sustainability Bonds, 5.00%, 10/01/48	10,000	10,494,608
California Pollution Control Financing Authority, Refunding RB, 5.00%, 07/01/39(b)	1,000	1,047,626
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	26,935	26,672,298
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	1,260	1,362,167
East Bay Municipal Utility District Water System Revenue, RB
Series A, Sustainability Bonds, 5.00%, 06/01/49	3,835	4,093,724
Series B, Sustainability Bonds, 4.00%, 06/01/45	5,500	5,506,879
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	1,000	1,051,305
Imperial Irrigation District Electric System Revenue, Refunding RB, Series B-2, 5.00%, 11/01/41	7,750	8,040,224
Livermore Valley Water Financing Authority, RB
Series A, 5.00%, 07/01/48	1,795	1,969,688
Series A, 5.00%, 07/01/53	2,740	2,990,036
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series D, 5.00%, 07/01/52	6,155	6,740,527
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/51	10,420	11,328,469
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/41	2,810	3,149,627
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/50	4,500	4,415,766
Northern California Sanitation Agencies Financing Authority, Refunding RB, Series A, 5.00%, 12/01/44	1,000	1,003,013
Sacramento Municipal Utility District, Refunding RB
Series H, Sustainability Bonds, 5.00%, 08/15/50	3,730	4,026,048
Series K, Sustainability Bonds, 5.00%, 08/15/53	13,000	14,442,886
San Diego Public Facilities Financing Authority, RB, Series A, Subordinate, 5.00%, 05/15/52	6,970	7,598,285
San Mateo Foster City Public Financing Authority, RB
4.00%, 08/01/44	5,000	5,072,279
5.00%, 08/01/49	4,840	5,141,277
Southern California Public Power Authority, RB
5.00%, 07/01/48	20,570	22,893,689
5.00%, 07/01/53	8,750	9,690,617
		185,424,073
Total Municipal Bonds in California		1,425,827,674

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico — 5.5%
State — 5.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$13,134	$ 13,024,021
Series A-1, Restructured, 5.00%, 07/01/58	18,296	18,356,747
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,381,341
Series A-2, Restructured, 4.33%, 07/01/40	5,766	5,711,759
Series B-1, Restructured, 4.75%, 07/01/53	1,063	1,053,629
Series B-1, Restructured, 5.00%, 07/01/58	7,714	7,754,221
Series B-2, Restructured, 4.33%, 07/01/40	7,022	6,929,720
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,517,897
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	26,291	8,730,601
Total Municipal Bonds in Puerto Rico		65,459,936
Total Municipal Bonds — 125.7% (Cost: $1,445,202,573)		1,491,287,610
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
California — 23.3%
Corporate — 2.4%
Southern California Public Power Authority, RB, 5.25%, 07/01/53	25,000	28,218,766
County/City/Special District/School District — 7.5%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	15,000	15,759,644
Los Angeles County Facilities, Inc., RB, Series A, 5.00%, 12/01/43	13,345	14,138,494
Los Angeles Unified School District, GO, Sustainability Bonds, 5.25%, 07/01/48	25,000	28,440,435
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB(g)
2nd Series, Class D, AMT, 5.00%, 05/01/28(d)	20	20,351
2nd Series, Class D, AMT, 5.00%, 05/01/48	30,640	31,176,925
		89,535,849
Education — 6.2%
University of California, RB, Series BK, 5.00%, 05/15/52	56,410	61,393,739
University of California, Refunding RB, Series AZ, 5.00%, 05/15/48	12,000	12,557,414
		73,951,153
State — 1.9%
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/48	20,000	22,071,932
Transportation — 1.9%
San Diego County Regional Airport Authority, ARB, AMT, Series B, 5.00%, 07/01/48	20,795	22,013,206
Security	Par (000)	Value
Utilities — 3.4%
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/50	$11,690	$ 12,136,018
Southern California Public Power Authority, RB, 5.00%, 07/01/48	25,000	27,824,123
		39,960,141
Total Municipal Bonds in California		275,751,047
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.3% (Cost: $261,140,907)		275,751,047
Total Long-Term Investments — 149.0% (Cost: $1,706,343,480)		1,767,038,657
Short-Term Securities
Commercial Paper — 2.1%
San Diego County Water Authority, 3.55%, 09/05/24	25,000	24,998,368

	Shares
	Money Market Funds — 4.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	57,494,488	57,500,237
	Total Short-Term Securities — 6.9% (Cost: $82,500,237)	82,498,605
	Total Investments — 155.9% (Cost: $1,788,843,717)	1,849,537,262
	Other Assets Less Liabilities — 1.0%	10,966,677
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.5)%	(148,069,999)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.4)%	(526,400,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 1,186,033,940

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on May 1, 2027, is $16,117,792. See Note 4 of the Notes to
Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Shares(a)	$ 61,896,344	$ —	$ (61,896,518)(b)	$ 7,416	$ (7,242)	$ —	—	$ 599,591	$ —
BlackRock Liquidity Funds, MuniCash, Institutional Shares	—	57,500,237 (b)	—	—	—	57,500,237	57,494,488	1,092,968	—
				$ 7,416	$ (7,242)	$ 57,500,237		$ 1,692,559	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	162	09/19/24	$ 18,177	$ (513,290)
U.S. Long Bond	164	09/19/24	19,900	(644,939)
5-Year U.S. Treasury Note	147	09/30/24	15,907	(344,599)
				$ (1,502,828)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,502,828	$ —	$ 1,502,828

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (5,947,030)	$ —	$ (5,947,030)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,502,828)	$ —	$ (1,502,828)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$77,133,789

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,491,287,610	$ —	$ 1,491,287,610
Municipal Bonds Transferred to Tender Option Bond Trusts	—	275,751,047	—	275,751,047
Short-Term Securities
Commercial Paper	—	24,998,368	—	24,998,368
Money Market Funds	57,500,237	—	—	57,500,237
	$57,500,237	$1,792,037,025	$—	$1,849,537,262
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (1,502,828)	$ —	$ —	$ (1,502,828)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(147,184,992)	$—	$(147,184,992)
VMTP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)
	$—	$(673,584,992)	$—	$(673,584,992)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.8%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,000	$ 2,152,792
Series F, 5.50%, 11/01/53	840	894,413
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	150	154,785
5.25%, 10/01/49	520	559,703
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	470	508,077
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	2,640	2,699,019
Southeast Energy Authority A Cooperative District, RB, Series A-2, 6.01%, 01/01/53(a)	5,090	5,194,831
		12,163,620
Arizona — 1.1%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	550	511,745
Series A, 5.00%, 07/01/49	525	503,458
Series A, 5.00%, 07/01/54	405	385,364
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	535	549,603
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	280	274,715
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	450	495,379
		2,720,264
Arkansas — 0.7%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49(b)	1,270	1,254,719
AMT, Sustainability Bonds, 5.70%, 05/01/53	415	438,905
		1,693,624
California — 3.5%
California Community Choice Financing Authority, RB(a)
Series B-2, Sustainability Bonds, 4.06%, 02/01/52	1,500	1,355,503
Series E-2, Sustainability Bonds, 5.26%, 02/01/54	1,550	1,538,382
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	365	378,152
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	874,285
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	330	334,538
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,423,245
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	100	101,549
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/44	1,860	1,861,559
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	942,074
		8,809,287
Colorado — 2.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	1,700	1,753,812
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	205	229,126
Colorado Health Facilities Authority, Refunding RB, Series A, 3.25%, 08/01/49	3,025	2,370,565
Security	Par (000)	Value
Colorado (continued)
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	$830	$ 845,984
E-470 Public Highway Authority, Refunding RB(a)
Series B, 3.92%, 09/01/39	260	259,985
Series B, 4.34%, 09/01/39	485	476,536
		5,936,008
Connecticut — 1.5%
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	1,725	1,953,866
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,793,901
		3,747,767
Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,345	1,357,510
District of Columbia — 1.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	465	499,981
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.25%, 07/15/53	3,370	3,693,099
		4,193,080
Florida — 9.7%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	433,882
Series A, 5.50%, 06/01/57	165	158,043
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	1,700	1,922,404
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	1,700	1,602,195
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/34	3,000	3,001,465
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	1,700	1,634,460
Series A, AMT, 5.00%, 10/01/38	950	1,023,399
Series A-1, AMT, (AGM), 4.00%, 10/01/45	3,230	3,055,117
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	730	594,132
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	242,654
4.20%, 05/01/50	450	391,870
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	222	156,431
AMT, 5.00%, 05/01/29	470	477,542
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/50(b)	260	248,823
AMT, (AGM), 5.25%, 07/01/53	2,160	2,261,939
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	224,534
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	505	505,966
Series B-3, 4.13%, 11/15/29	525	526,153
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	1,900	1,912,044
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	602,364
4.00%, 05/01/50	640	530,075
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	1,970,986

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	$380	$ 332,863
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	758,442
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	210	217,725
		24,785,508
Georgia — 1.7%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	192,534
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,041,536
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 5.27%, 12/01/53(a)	2,830	2,980,596
		4,214,666
Hawaii — 0.8%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	740	740,457
AMT, 5.25%, 08/01/26	1,205	1,205,722
		1,946,179
Illinois — 6.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,225	1,279,188
Series A, 5.00%, 12/01/40	1,165	1,198,753
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	1,000	978,000
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	515	536,393
Illinois Municipal Electric Agency, Refunding RB
Series A, 5.00%, 02/01/31	1,760	1,779,097
Series A, 5.00%, 02/01/32	880	891,341
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	4,885	4,923,512
Series A, 5.00%, 01/01/45	980	1,043,437
Series A, 4.00%, 01/01/46	1,000	970,616
State of Illinois, GO
5.25%, 02/01/31	1,495	1,497,567
5.25%, 02/01/32	2,320	2,323,990
		17,421,894
Indiana — 0.2%
Indiana Finance Authority, RB
5.00%, 06/01/41	300	265,351
5.00%, 06/01/51	220	182,731
5.00%, 06/01/56	190	155,201
		603,283
Iowa — 0.4%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,000	1,021,871
Kentucky — 0.9%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	150,091
Fayette County School District Finance Corp., RB, (BAM- TCRS), 5.00%, 06/01/47	1,995	2,139,004
		2,289,095
Security	Par (000)	Value
Louisiana — 0.9%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	$2,225	$ 2,227,895
Maryland — 4.3%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,521,848
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	1,095	1,088,132
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	525	551,733
Maryland Stadium Authority, RB, Series A, 5.00%, 05/01/47	6,460	6,667,325
		10,829,038
Massachusetts — 1.5%
Commonwealth of Massachusetts, GOL
Series B, 3.00%, 04/01/49	1,300	1,022,836
Series D, 4.00%, 02/01/43	1,550	1,536,342
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	953,345
Series A, 5.00%, 01/01/47	420	423,355
		3,935,878
Michigan — 2.0%
Michigan Finance Authority, RB, 4.00%, 02/15/44	2,500	2,431,224
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	550	510,412
4.36%, 04/15/47(a)	755	754,233
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	895	911,552
Ottawa County Building Authority, RB, 4.00%, 05/01/47	500	497,132
		5,104,553
Minnesota — 0.6%
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,555	1,644,195
Mississippi — 2.0%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,231,457
State of Mississippi Gaming Tax Revenue, RB, Series A, 4.00%, 10/15/38	2,815	2,826,494
		5,057,951
Missouri — 2.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,000	4,814,106
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.25%, 02/01/48	330	346,571
		5,160,677
Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	165	145,545
Nevada — 2.0%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,151,838
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	109,418
4.00%, 06/01/44	315	268,972
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	2,690	2,636,720
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Nevada (continued)
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	$580	$ 605,924
5.00%, 07/01/45	400	411,229
		5,184,101
New Hampshire — 0.2%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 4.25%, 07/20/41	553	543,802
New Jersey — 8.4%
New Jersey Economic Development Authority, RB
5.00%, 06/15/34	635	688,129
5.00%, 06/15/36	810	875,067
Series A, 5.00%, 06/15/47	2,500	2,565,956
AMT, (AGM), 5.00%, 01/01/31	1,355	1,356,188
AMT, 5.38%, 01/01/43	1,940	1,940,358
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,500	1,461,850
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	235	237,591
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,060	1,043,471
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,385,828
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,880	1,833,742
New Jersey Transportation Trust Fund Authority, RB
Series BB, 4.00%, 06/15/50	1,775	1,692,823
Series S, 5.25%, 06/15/43	2,980	3,152,270
Series S, Class BB, 4.00%, 06/15/50	1,500	1,456,414
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	1,024,651
Sub-Series B, 5.00%, 06/01/46	755	758,443
		21,472,781
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	135	130,412
New York — 8.2%
City of New York, GO, Series D, 4.00%, 04/01/50	1,190	1,158,759
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	760	759,980
Series 1, 4.00%, 02/15/43	1,750	1,755,915
Series A, Sustainability Bonds, 3.00%, 11/15/51	210	160,573
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 05/01/36	3,500	3,523,668
Series A, 4.00%, 03/15/54	3,525	3,385,535
New York State Thruway Authority, RB, Sustainability Bonds, 4.13%, 03/15/56	1,675	1,669,086
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	465	504,943
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,025	1,076,683
AMT, 4.00%, 04/30/53	605	514,176
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,350	5,553,238
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	906,257
		20,968,813
Security	Par (000)	Value
North Carolina — 2.0%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.22%, 12/01/41(a)	$4,970	$ 4,969,255
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, (AGM), 5.00%, 12/01/48	880	939,477
Ohio — 2.4%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	435,947
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,155	1,994,059
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	270	303,055
State of Ohio, RB, AMT, 5.00%, 12/31/39	1,325	1,331,110
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,123,069
		6,187,240
Oklahoma — 2.3%
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	2,055	2,273,953
Series A, 4.00%, 01/01/48	3,600	3,576,234
		5,850,187
Pennsylvania — 15.5%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/53	670	716,943
Allegheny County Hospital Development Authority, RB, Series D2, 4.31%, 11/15/47(a)	1,040	1,041,754
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	162,972
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/52	2,000	2,040,459
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	1,415	1,446,630
Series B, (AGM), 5.50%, 09/01/53	2,830	3,123,696
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	3,600	3,631,090
Geisinger Authority, Refunding RB
4.00%, 04/01/50	3,080	2,928,623
Series A-1, 4.00%, 02/15/47	2,815	2,645,619
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	675	680,560
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	570	587,893
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	5,930	5,944,956
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.50%, 06/30/43	515	556,356
AMT, 5.25%, 06/30/53	1,000	1,032,457
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, AMT, 3.65%, 10/01/42	1,500	1,363,749
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	3,990	4,249,042
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,365,655
Series A, Subordinate, 5.00%, 12/01/37	750	810,419
Series A-1, Subordinate, 5.00%, 12/01/46	1,300	1,311,368
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	1,285	1,361,747

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pittsburgh School District, GOL, (SAW), 3.00%, 09/01/41	$1,165	$ 978,662
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	400	440,382
		39,421,032
Puerto Rico — 5.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,039	4,996,805
Series A-1, Restructured, 5.00%, 07/01/58	4,109	4,122,643
Series A-2, Restructured, 4.78%, 07/01/58	264	260,213
Series A-2, Restructured, 4.33%, 07/01/40	2,279	2,257,561
Series B-2, Restructured, 4.78%, 07/01/58	394	389,610
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	4,757	1,579,684
		13,606,516
South Carolina — 1.6%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,970	2,120,908
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/55	825	736,592
7.50%, 08/15/62	390	384,714
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	860	883,968
		4,126,182
Tennessee — 1.6%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,000	3,077,290
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	1,020	1,121,021
		4,198,311
Texas — 9.3%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	410	420,800
7.88%, 11/01/62	360	377,321
Aubrey Independent School District, GO, (PSF-GTD), 4.00%, 02/15/52	1,000	953,089
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/33	2,500	2,502,174
City of Hutto Texas, GOL, (BAM), 4.25%, 08/01/54	1,170	1,140,182
Dallas Independent School District, Refunding GO, (PSF- GTD), 4.00%, 02/15/53	900	864,601
Del Valle Independent School District Texas, GO, (PSF- GTD), 4.00%, 06/15/47	1,410	1,372,301
Fort Worth Independent School District, GO, (PSF-GTD), 4.00%, 02/15/48	885	870,059
Gunter Independent School District, GO, (PSF-GTD), 4.00%, 02/15/53	815	770,554
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	433,693
North Texas Tollway Authority, Refunding RB
Series A, (BAM-TCRS), 5.00%, 01/01/38	1,300	1,304,761
Series A, 5.00%, 01/01/43	1,400	1,451,642
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,620	1,720,998
Series B, 5.00%, 07/01/36	2,500	2,648,243
Security	Par (000)	Value
Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	$2,500	$ 2,425,741
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	233,225
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	2,935	3,153,404
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	1,050	1,129,932
		23,772,720
Utah — 1.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	135	139,501
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.25%, 07/01/48	585	626,136
Series A, AMT, 5.50%, 07/01/53	675	736,868
County of Utah, RB
Series A, 3.00%, 05/15/50	1,840	1,412,565
Series B, 4.00%, 05/15/47	1,340	1,254,723
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	325	326,609
		4,496,402
Virginia — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	934,921
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,525	2,542,090
		3,477,011
Washington — 1.3%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.84%, 01/01/40(a)	615	607,599
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	670,392
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	735	748,640
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	875	908,253
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	215	227,276
Series A, 5.00%, 07/01/48	205	213,406
		3,375,566
West Virginia — 1.1%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	2,810	2,685,478
Wisconsin — 1.0%
Public Finance Authority, RB(b)
Class A, 5.00%, 06/15/51	550	474,429
Series A, 5.00%, 07/01/55	305	284,650
Series A-1, 4.50%, 01/01/35	495	494,484
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	246,749
Series B, AMT, 5.00%, 07/01/42	990	990,255
		2,490,567
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wyoming — 0.3%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	$855	$ 804,964
Total Municipal Bonds — 116.1% (Cost: $291,132,696)		295,710,205
Municipal Bonds Transferred to Tender Option Bond Trusts(e)
Massachusetts — 4.3%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/51	10,005	10,830,461
New York — 10.7%
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/63	3,373	3,693,229
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,000	4,911,852
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	10,000	10,347,761
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.50%, 05/15/63	8,264	8,304,528
		27,257,370
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	4,995	5,461,105
South Carolina — 4.3%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	10,005	10,883,443
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.4% (Cost: $52,755,105)		54,432,379
Total Long-Term Investments — 137.5% (Cost: $343,887,801)		350,142,584
Short-Term Securities
Commercial Paper — 5.1%
City of San Antonio, 3.75%, 09/20/24	10,000	10,002,182
Dallas Fort Worth International Airport, 4.00%, 08/07/24	3,000	3,000,052
		13,002,234

Security	Shares	Value
Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(f)(g)	401,038	$ 401,079
Total Short-Term Securities — 5.3% (Cost: $13,396,792)		13,403,313
Total Investments — 142.8% (Cost: $357,284,593)		363,545,897
Other Assets Less Liabilities — 1.1%		3,017,204
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(33,899,421)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.6)%		(78,000,000)
Net Assets Applicable to Common Shares — 100.0%		$ 254,663,680

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 43,517,069	$ —	$ (43,119,011)(a)	$ 5,659	$ (2,638)	$ 401,079	401,038	$ 648,081	$ —

(a)	Represents net amount purchased (sold).

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 295,710,205	$ —	$ 295,710,205
Municipal Bonds Transferred to Tender Option Bond Trusts	—	54,432,379	—	54,432,379
Short-Term Securities
Commercial Paper	—	13,002,234	—	13,002,234
Money Market Funds	401,079	—	—	401,079
	$401,079	$363,144,818	$—	$363,545,897
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(33,591,657)	$—	$(33,591,657)
VMTP Shares at Liquidation Value	—	(78,000,000)	—	(78,000,000)
	$—	$(111,591,657)	$—	$(111,591,657)
See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
July 31, 2024

	BFZ	BTT	BYM	MUC
ASSETS
Investments, at value — unaffiliated(a)	$ 585,260,098	$ 2,346,241,945	$ 481,903,865	$ 1,792,037,025
Investments, at value — affiliated(b)	3,869,643	35,247,372	2,733,195	57,500,237
Cash pledged for futures contracts	—	—	312,000	1,247,000
Receivables:
Investments sold	—	60,000	1,269,708	45,000
Dividends — affiliated	3,764	79,098	11,413	86,122
Interest — unaffiliated	7,856,128	19,969,678	4,650,403	20,594,711
Prepaid expenses	33,315	49,006	37,695	51,283
Total assets	597,022,948	2,401,647,099	490,918,279	1,871,561,378
ACCRUED LIABILITIES
Bank overdraft	4,976	22,907	6,767	19,004
Payables:
Investments purchased	1,468,900	10,767,672	338,640	4,605,200
Accounting services fees	12,053	63,478	18,495	52,813
Custodian fees	1,584	6,227	1,288	4,599
Income dividend distributions — Common Shares	1,773,755	3,044,396	1,359,925	4,567,920
Interest expense and fees	258,974	787,388	618,367	885,007
Investment advisory fees	239,200	803,285	137,024	756,894
Trustees’ and Officer’s fees	70,286	11,033	47,225	608,222
Other accrued expenses	13,586	25,929	14,727	13,291
Professional fees	46,473	56,551	36,891	48,795
Proxy fees	83,023	—	—	—
Transfer agent fees	12,867	44,019	17,703	19,498
Variation margin on futures contracts	—	—	94,749	361,203
Total accrued liabilities	3,985,677	15,632,885	2,691,801	11,942,446
OTHER LIABILITIES
TOB Trust Certificates	35,144,998	69,569,982	61,981,882	147,184,992
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	749,799,174	—	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,300,000	—	97,600,000	526,400,000
Total other liabilities	206,444,998	819,369,156	159,581,882	673,584,992
Total liabilities	210,430,675	835,002,041	162,273,683	685,527,438
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 386,592,273	$ 1,566,645,058	$ 328,644,596	$ 1,186,033,940
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 422,349,933	$ 1,589,486,071	$ 354,843,840	$ 1,331,157,322
Accumulated loss	(35,757,660)	(22,841,013)	(26,199,244)	(145,123,382)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 386,592,273	$ 1,566,645,058	$ 328,644,596	$ 1,186,033,940
Net asset value per Common Share	$ 12.86	$ 23.88	$ 12.69	$ 12.59
(a) Investments, at cost—unaffiliated	$569,000,321	$2,372,254,070	$458,659,874	$1,731,343,480
(b) Investments, at cost—affiliated	$3,869,643	$35,247,372	$2,733,151	$57,500,237
(c) Preferred Shares outstanding	1,713	7,500	976	5,264
(d) Preferred Shares authorized	1,713	7,500	Unlimited	20,864
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.10
(f) Common Shares outstanding	30,063,645	65,611,952	25,903,340	94,183,923
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	199,979,136
(h) Par value per Common Share	$0.001	$0.001	$0.001	$0.10
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
July 31, 2024

MUE
ASSETS
Investments, at value — unaffiliated(a)	$ 363,144,818
Investments, at value — affiliated(b)	401,079
Receivables:
Investments sold	714,881
Dividends — affiliated	10,909
Interest — unaffiliated	3,752,830
Prepaid expenses	35,518
Total assets	368,060,035
ACCRUED LIABILITIES
Bank overdraft	5,839
Payables:
Investments purchased	327,525
Accounting services fees	16,925
Custodian fees	1,028
Income dividend distributions — Common Shares	986,313
Interest expense and fees	307,764
Investment advisory fees	98,318
Trustees’ and Officer’s fees	1,802
Other accrued expenses	10,907
Professional fees	38,852
Transfer agent fees	9,425
Total accrued liabilities	1,804,698
OTHER LIABILITIES
TOB Trust Certificates	33,591,657
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	78,000,000
Total other liabilities	111,591,657
Total liabilities	113,396,355
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 254,663,680
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 283,066,296
Accumulated loss	(28,402,616)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 254,663,680
Net asset value per Common Share	$ 11.62
(a) Investments, at cost—unaffiliated	$356,883,635
(b) Investments, at cost—affiliated	$400,958
(c) Preferred Shares outstanding	780
(d) Preferred Shares authorized	9,490
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	21,918,068
(g) Common Shares authorized	199,990,510
(h) Par value per Common Share	$0.10
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended July 31, 2024

	BFZ	BTT	BYM	MUC
INVESTMENT INCOME
Dividends — affiliated	$238,758	$1,011,755	$295,939	$1,692,559
Interest — unaffiliated	24,676,150	83,228,158	22,339,076	77,114,811
Total investment income	24,914,908	84,239,913	22,635,015	78,807,370
EXPENSES
Investment advisory	3,241,608	9,646,295	2,675,976	10,039,376
Reorganization	411,975	—	—	—
Proxy	315,107	—	—	—
Professional	86,925	107,159	85,350	97,532
Accounting services	45,587	239,897	68,237	194,065
Trustees and Officer	36,071	101,723	29,058	153,703
Transfer agent	33,020	58,238	41,275	48,222
Printing and postage	20,646	15,709	19,472	15,341
Registration	10,403	24,173	9,072	43,979
Custodian	6,737	24,795	5,994	18,608
Liquidity fees	—	14,853	—	—
Remarketing fees on Preferred Shares	—	2,083	—	—
Miscellaneous	71,881	97,862	85,178	87,182
Total expenses excluding interest expense, fees and amortization of offering costs	4,279,960	10,332,787	3,019,612	10,698,008
Interest expense, fees and amortization of offering costs(a)	8,870,694	36,870,801	7,658,286	28,156,311
Total expenses	13,150,654	47,203,588	10,677,898	38,854,319
Less:
Fees waived and/or reimbursed by the Manager	(186,752)	(28,575)	(199,955)	(601,964)
Total expenses after fees waived and/or reimbursed	12,963,902	47,175,013	10,477,943	38,252,355
Net investment income	11,951,006	37,064,900	12,157,072	40,555,015
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,997,850)	(613,202)	(16,057,113)	(54,956,086)
Investments — affiliated	(4,443)	6,901	1,445	7,416
Futures contracts	393,740	—	62,908	(5,947,030)
	(7,608,553)	(606,301)	(15,992,760)	(60,895,700)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,949,894	10,198,030	17,205,156	59,891,006
Investments — affiliated	(597)	(4,117)	(53)	(7,242)
Futures contracts	(281,360)	—	(356,641)	(1,502,828)
	7,667,937	10,193,913	16,848,462	58,380,936
Net realized and unrealized gain (loss)	59,384	9,587,612	855,702	(2,514,764)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$12,010,390	$46,652,512	$13,012,774	$38,040,251
(a) All or a portion of is related to TOB Trusts, VMTP, VRDP and/or RVMTP Shares.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended July 31, 2024

MUE
INVESTMENT INCOME
Dividends — affiliated	$648,081
Interest — unaffiliated	15,690,371
Total investment income	16,338,452
EXPENSES
Investment advisory	2,007,363
Professional	70,847
Accounting services	63,819
Transfer agent	27,574
Trustees and Officer	17,139
Printing and postage	14,289
Registration	8,444
Custodian	4,188
Miscellaneous	87,389
Total expenses excluding interest expense, fees and amortization of offering costs	2,301,052
Interest expense, fees and amortization of offering costs(a)	5,570,416
Total expenses	7,871,468
Less:
Fees waived and/or reimbursed by the Manager	(180,056)
Total expenses after fees waived and/or reimbursed	7,691,412
Net investment income	8,647,040
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,217,071)
Investments — affiliated	5,659
(6,211,412)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,638,767
Investments — affiliated	(2,638)
11,636,129
Net realized and unrealized gain	5,424,717
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$14,071,757
(a) All or a portion of is related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$11,951,006	$12,424,230	$37,064,900	$41,959,038
Net realized gain (loss)	(7,608,553)	(32,964,773)	(606,301)	275,054
Net change in unrealized appreciation (depreciation)	7,667,937	21,029,899	10,193,913	(43,434,090)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,010,390	489,356	46,652,512	(1,199,998)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(14,235,705)	(14,023,248)	(39,168,261)	(49,647,696)
Return of capital	(3,261,893)	—	—	—
Decrease in net assets resulting from distributions to Common Shareholders	(17,497,598)	(14,023,248)	(39,168,261)	(49,647,696)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,247,478)	(9,389,525)	(101,079,340)	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,734,686)	(22,923,417)	(93,595,089)	(50,847,694)
Beginning of year	394,326,959	417,250,376	1,660,240,147	1,711,087,841
End of year	$386,592,273	$394,326,959	$1,566,645,058	$1,660,240,147

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BYM		MUC
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$12,157,072	$12,626,038	$40,555,015	$41,490,711
Net realized loss	(15,992,760)	(13,318,682)	(60,895,700)	(90,463,560)
Net change in unrealized appreciation (depreciation)	16,848,462	(8,073,977)	58,380,936	19,099,104
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,012,774	(8,766,621)	38,040,251	(29,873,745)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(13,440,031)	(12,227,037)	(44,717,738)	(41,263,922)
Return of capital	(1,413,135)	(1,290,853)	(4,569,504)	(5,420,461)
Decrease in net assets resulting from distributions to Common Shareholders	(14,853,166)	(13,517,890)	(49,287,242)	(46,684,383)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	89,709	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,332,710)	(2,148,748)	(12,545,146)	(22,916,113)
Net decrease in net assets derived from capital share transactions	(3,332,710)	(2,059,039)	(12,545,146)	(22,916,113)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(5,173,102)	(24,343,550)	(23,792,137)	(99,474,241)
Beginning of year	333,817,698	358,161,248	1,209,826,077	1,309,300,318
End of year	$328,644,596	$333,817,698	$1,186,033,940	$1,209,826,077

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MUE
	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$8,647,040	$8,782,032
Net realized loss	(6,211,412)	(9,524,177)
Net change in unrealized appreciation (depreciation)	11,636,129	(5,267,135)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	14,071,757	(6,009,280)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,528,291)	(8,710,452)
Return of capital	(928,904)	(1,040,353)
Decrease in net assets resulting from distributions to Common Shareholders	(10,457,195)	(9,750,805)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,204,845)	(2,549,564)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	409,717	(18,309,649)
Beginning of year	254,253,963	272,563,612
End of year	$254,663,680	$254,253,963

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended July 31, 2024

	BFZ	BTT	BYM	MUC
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,010,390	$46,652,512	$13,012,774	$38,040,251
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	377,885,536	265,840,525	277,230,283	1,032,426,091
Purchases of long-term investments	(372,564,427)	(232,038,130)	(257,016,561)	(1,042,576,886)
Net proceeds from sales (purchases) of short-term securities	(849,067)	52,640,048	4,914,172	(20,607,863)
Amortization of premium and accretion of discount on investments and other fees	1,239,418	13,177,228	(2,263,866)	1,279,016
Net realized loss on investments	8,002,293	606,301	16,055,668	54,948,670
Net unrealized appreciation on investments	(7,949,297)	(10,193,913)	(17,205,103)	(59,883,764)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	2,788	146,348	6,762	39,378
Interest — unaffiliated	60,615	630,713	(43,288)	1,335,830
Prepaid expenses	(21,503)	(35,244)	(17,933)	(35,575)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(7,692)	(38,336)	(10,807)	(31,590)
Custodian fees	(2,232)	(3,987)	(1,590)	(4,302)
Interest expense and fees	9,788	51,890	264,149	(79,076)
Investment advisory fees	(41,087)	(29,697)	(101,577)	(95,856)
Trustees’ and Officer’s fees	(9,948)	1,859	(14,272)	(2,585)
Other accrued expenses	8,125	8,635	8,174	6,950
Professional fees	(8,389)	8,030	(18,252)	(25,150)
Proxy fees	(128,925)	—	—	—
Transfer agent fees	(4,671)	6,243	1,552	(4,714)
Variation margin on futures contracts	(33,007)	—	68,391	361,203
Net cash provided by operating activities	17,598,708	137,431,025	34,868,676	5,090,028
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,745,204)	(36,405,949)	(13,539,656)	(44,925,448)
Repayments of TOB Trust Certificates	—	—	(30,363,241)	(91,989,995)
Net payments on Common Shares redeemed	(2,247,478)	(101,079,340)	(3,464,416)	(12,958,008)
Payments on redemption of VMTP Shares	—	—	(39,600,000)	—
Proceeds from TOB Trust Certificates	4,998	—	52,161,886	139,184,992
Increase (decrease) in bank overdraft	4,976	22,907	(56,249)	19,004
Amortization of deferred offering costs	—	31,357	—	—
Net cash used for financing activities	(17,982,708)	(137,431,025)	(34,861,676)	(10,669,455)
CASH
Net increase (decrease) in restricted and unrestricted cash	(384,000)	—	7,000	(5,579,427)
Restricted and unrestricted cash at beginning of year	384,000	—	305,000	6,826,427
Restricted and unrestricted cash at end of year	$—	$—	$312,000	$1,247,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,860,906	$36,787,554	$7,394,137	$28,235,387
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	—	312,000	1,247,000
	$—	$—	$312,000	$1,247,000
See notes to financial statements.
Financial Statements

Statements of Cash Flows  (continued)
Year Ended July 31, 2024

MUE
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,071,757
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	162,713,348
Purchases of long-term investments	(166,561,276)
Net proceeds from sales of short-term securities	35,180,661
Amortization of premium and accretion of discount on investments and other fees	696,381
Net realized loss on investments	6,211,412
Net unrealized appreciation on investments	(11,636,129)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	84,964
Interest — unaffiliated	(313,491)
Prepaid expenses	(15,506)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(11,985)
Custodian fees	(1,604)
Interest expense and fees	212,687
Investment advisory fees	(81,301)
Trustees’ and Officer’s fees	272
Other accrued expenses	5,213
Professional fees	(19,554)
Transfer agent fees	(6,492)
Net cash provided by operating activities	40,529,357
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(9,501,147)
Repayments of TOB Trust Certificates	(5,753,476)
Net payments on Common Shares redeemed	(3,313,391)
Payments on redemption of VMTP Shares	(53,000,000)
Proceeds from TOB Trust Certificates	31,091,657
Decrease in bank overdraft	(53,000)
Net cash used for financing activities	(40,529,357)
CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of year	—
Restricted and unrestricted cash at end of year	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,357,729
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BFZ
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$13.03	$13.41	$16.29	$15.86	$15.25
Net investment income(a)	0.40	0.41	0.53	0.54	0.48
Net realized and unrealized gain (loss)	0.01	(0.33)	(2.82)	0.37	0.60
Net increase (decrease) from investment operations	0.41	0.08	(2.29)	0.91	1.08
Distributions to Common Shareholders(b)
From net investment income	(0.47)	(0.46)	(0.51)	(0.48)	(0.47)
From net realized gain	—	—	(0.08)	—	—
Return of capital	(0.11)	—	—	—	—
Total distributions to Common Shareholders	(0.58)	(0.46)	(0.59)	(0.48)	(0.47)
Net asset value, end of year	$12.86	$13.03	$13.41	$16.29	$15.86
Market price, end of year	$12.03	$11.59	$11.65	$15.01	$13.79
Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.78%	1.20%	(13.93)%	6.24%	7.69%
Based on market price	9.14%	3.62%	(18.85)%	12.59%	5.77%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.43%(e)	2.95%(f)	1.67%	1.49%	2.17%
Total expenses after fees waived and/or reimbursed	3.39%(e)	2.95%(f)	1.67%	1.49%	2.17%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	1.07%(e)	1.05%(f)	1.02%	1.01%	1.02%
Net investment income to Common Shareholders	3.12%	3.17%	3.56%	3.37%	3.14%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$386,592	$394,327	$417,250	$510,656	$500,353
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$287,262 (h)	$291,013 (h)	$254,015 (h)	$398,106 (i)	$392,092 (i)
TOB Trust Certificates, end of year (000)	$35,145	$35,140	$99,616	$143,276	$143,276
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$16,874	$17,096	$6,908	N/A	N/A
Portfolio turnover rate	65%	94%	59%	19%	38%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy fees and reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 3.24%, 3.20% and 0.88%, respectively.

(f)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.86%, 2.86% and 0.96%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTT
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$23.55	$24.27	$27.32	$26.31	$25.60
Net investment income(a)	0.55	0.60	0.93	1.00	0.92
Net realized and unrealized gain (loss)	0.36	(0.62)	(3.23)	0.76	0.54
Net increase (decrease) from investment operations	0.91	(0.02)	(2.30)	1.76	1.46
Distributions to Common Shareholders from net investment income(b)	(0.58)	(0.70)	(0.75)	(0.75)	(0.75)
Net asset value, end of year	$23.88	$23.55	$24.27	$27.32	$26.31
Market price, end of year	$21.12	$21.00	$23.65	$26.27	$24.78
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.27%	0.29%	(8.41)%	6.92%	6.04%
Based on market price	3.42%	(8.22)%	(7.17)%	9.16%	8.84%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.97%	2.52%	1.17%	1.01%	1.56%
Total expenses after fees waived and/or reimbursed	2.96%	2.52%	1.17%	1.01%	1.56%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.65%	0.64%	0.65%	0.65%	0.67%
Net investment income to Common Shareholders	2.33%	2.54%	3.64%	3.74%	3.60%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,566,645	$1,660,240	$1,711,088	$1,926,028	$1,854,873
RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$—	$750,000	$750,000	$750,000	$750,000
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$—	$15,128,727 (f)	$13,753,263 (f)	$17,840,188 (g)	$17,365,817 (g)
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$750,000	$—	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$291,155 (h)	$—	$—	$—	$—
TOB Trust Certificates, end of year (000)	$69,570	$69,570	$227,400	$233,220	$261,820
Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$34,297	$35,641	$11,822	N/A	N/A
Portfolio turnover rate	10%	13%	17%	9%	5%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)
Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(g)
Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(h)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP/RVMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BYM
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.73	$13.56	$15.95	$15.57	$15.72	$14.70
Net investment income(a)	0.47	0.48	0.58	0.70	0.66	0.61
Net realized and unrealized gain (loss)	0.06	(0.80)	(2.33)	0.37	(0.23)	1.04
Net increase (decrease) from investment operations	0.53	(0.32)	(1.75)	1.07	0.43	1.65
Distributions to Common Shareholders(b)
From net investment income	(0.52)	(0.46)	(0.64)	(0.69)	(0.58)	(0.63)
Return of capital	(0.05)	(0.05)	—	—	—	—
Total distributions to Common Shareholders	(0.57)	(0.51)	(0.64)	(0.69)	(0.58)	(0.63)
Net asset value, end of period	$12.69	$12.73	$13.56	$15.95	$15.57	$15.72
Market price, end of period	$11.83	$11.23	$13.34	$16.06	$14.19	$14.19
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.95%	(1.81)%	(10.99)%(d)	7.14%	3.20%	12.12%
Based on market price	10.91%	(11.95)%	(13.04)%(d)	18.36%	4.19%	13.66%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.31%	3.15%	1.68%(f)	1.49%	2.02%	2.53%
Total expenses after fees waived and/or reimbursed	3.25%	3.15%	1.68%(f)	1.49%	2.02%	2.53%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.88%	0.96%	0.97%(f)	0.96%	0.98%	0.98%
Net investment income to Common Shareholders	3.77%	3.79%	4.35%(f)	4.41%	4.31%	4.13%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$328,645	$333,818	$358,161	$421,245	$411,138	$415,127
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$97,600	$137,200	$137,200	$137,200	$137,200	$137,200
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$305,941 (h)	$288,190 (h)	$258,385 (h)	$407,030 (i)	$399,664 (i)	$402,571 (i)
TOB Trust Certificates, end of period (000)	$61,982	$40,183	$88,933	$107,358	$121,029	$118,726
Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$7,877	$12,722	$6,570	N/A	N/A	N/A
Portfolio turnover rate	53%	26%	32%	5%	13%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUC
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$12.68	$13.42	$16.16	$15.95	$15.56
Net investment income(a)	0.43	0.43	0.58	0.65	0.58
Net realized and unrealized gain (loss)	0.00 (b)	(0.69)	(2.66)	0.21	0.35
Net increase (decrease) from investment operations	0.43	(0.26)	(2.08)	0.86	0.93
Distributions to Common Shareholders(c)
From net investment income	(0.47)	(0.42)	(0.66)	(0.65)	(0.54)
Return of capital	(0.05)	(0.06)	—	—	—
Total distributions to Common Shareholders	(0.52)	(0.48)	(0.66)	(0.65)	(0.54)
Net asset value, end of year	$12.59	$12.68	$13.42	$16.16	$15.95
Market price, end of year	$11.15	$10.85	$12.58	$16.09	$14.67
Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.21%	(1.27)%	(12.92)%	5.78%	6.55%
Based on market price	7.86%	(9.87)%	(18.01)%	14.52%	8.92%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.33%	2.93%	1.75%(f)	1.46%	2.11%
Total expenses after fees waived and/or reimbursed	3.28%	2.87%	1.69%(f)	1.41%	2.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.86%	0.89%	0.96%(f)	0.92%	0.92%
Net investment income to Common Shareholders	3.47%	3.42%	4.08%	4.11%	3.75%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,186,034	$1,209,826	$1,309,300	$662,892	$653,836
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$526,400	$526,400	$526,400	$254,000	$254,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$276,078 (h)	$293,143 (h)	$249,806 (h)	$360,981 (i)	$357,416 (i)
TOB Trust Certificates, end of year (000)	$147,185	$99,990	$347,600	$152,145	$158,512
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$12,635	$18,364	$6,281	N/A	N/A
Portfolio turnover rate	59%	47%	41%	4%	16%

(a)	Based on average Common Shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.65% and 0.92%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUE
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$11.42	$12.10	$14.49	$14.17	$13.92
Net investment income(a)	0.39	0.39	0.56	0.65	0.59
Net realized and unrealized gain (loss)	0.29	(0.64)	(2.32)	0.28	0.20
Net increase (decrease) from investment operations	0.68	(0.25)	(1.76)	0.93	0.79
Distributions to Common Shareholders(b)
From net investment income	(0.44)	(0.38)	(0.63)	(0.61)	(0.54)
Return of capital	(0.04)	(0.05)	—	—	—
Total distributions to Common Shareholders	(0.48)	(0.43)	(0.63)	(0.61)	(0.54)
Net asset value, end of year	$11.62	$11.42	$12.10	$14.49	$14.17
Market price, end of year	$10.45	$9.93	$11.45	$14.41	$13.12
Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.77%	(1.48)%	(12.21)%	6.97%	6.25%
Based on market price	10.42%	(9.47)%	(16.47)%	14.89%	8.08%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.16%	3.33%	1.75%	1.51%	2.07%
Total expenses after fees waived and/or reimbursed	3.08%	3.29%	1.69%	1.48%	2.03%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.85%	0.95%	0.95%	0.93%	0.95%
Net investment income to Common Shareholders	3.47%	3.44%	4.25%	4.55%	4.29%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$254,664	$254,254	$272,564	$326,390	$319,085
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$78,000	$131,000	$131,000	$131,000	$131,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$328,209 (f)	$282,585 (f)	$252,124 (f)	$349,152 (g)	$343,577 (g)
TOB Trust Certificates, end of year (000)	$33,592	$8,253	$48,172	$59,850	$60,976
Asset coverage per $1,000 of TOB Trust Certificates, end of year(h)	$10,903	$47,681	$9,378	N/A	N/A
Portfolio turnover rate	48%	25%	28%	7%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(g)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(h)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Bank Overdraft: The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared monthly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The Trusts have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$ 1,239,788	$ 131,479	$ 37,485	$ 1,408,752
BTT	2,468,025	208,710	243,502	2,920,237
BYM	1,959,310	200,326	86,205	2,245,841
MUC	4,585,316	482,312	158,636	5,226,264
MUE	797,832	85,838	32,968	916,638
For the year ended July 31, 2024, the following table is a summary of each Trust’s TOB Trusts:
Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$ 74,864,000	$ 35,144,998	3.61% — 3.63%	$ 35,142,460	4.01%
BTT	104,328,633	69,569,982	3.65 — 3.67	69,569,982	4.20

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BYM	$ 115,700,761	$ 61,981,882	3.61% — 3.66%	$ 56,610,717	3.97%
MUC	275,751,047	147,184,992	3.62 — 3.71	132,617,301	3.94
MUE	54,432,379	33,591,657	3.61 — 3.65	23,458,497	3.91

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2024.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, MUC and MUE pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:
	MUC	MUE
Investment advisory fees	0.55%	0.55%
For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.
For such services, BFZ and BYM pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:
	BFZ	BYM
Investment advisory fees	0.55%	0.55%
For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For purposes of calculating these fees,“managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$ 8,170
BTT	28,575
BYM	8,362
MUC	57,357
MUE	18,564
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice.This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024 the waiver was $9,788.
With respect to each Trust (excluding BTT), effective May 1, 2024, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Trust’s outstanding preferred shares for each month in which the monthly dividend on the Trust’s preferred shares exceeds the calculated value of the Trust’s gross monthly income attributable to investments from the proceeds of the Trust’s preferred shares (determined by multiplying the Trust’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. In addition, each Trust (excluding BTT) received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$ 178,582
BYM	191,593
MUC	544,607
MUE	151,704
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended July 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Trust Name	Purchases	Sales
BFZ	$ 374,033,327	$ 374,423,336
BTT	239,549,675	265,090,324
BYM	251,487,036	278,275,587
MUC	1,039,815,045	1,031,421,872
MUE	164,417,028	163,258,868
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and retained income were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BTT	$ 2,568,643	$ (2,568,643)
The tax character of distributions paid was as follows:
Trust Name	Year Ended 07/31/24	Year Ended 07/31/23
BFZ
Tax-exempt income	$ 21,594,593	$ 19,874,640
Ordinary income	102,462	81,704
Return of capital	3,261,893	—
	$ 24,958,948	$ 19,956,344
BTT
Tax-exempt income	$ 73,086,879	$ 77,110,009
Ordinary income	20	286,608
	$ 73,086,899	$ 77,396,617
BYM
Tax-exempt income	$ 18,832,169	$ 17,748,286
Ordinary income	19,985	35,546
Return of capital	1,413,135	1,290,853
	$ 20,265,289	$ 19,074,685
MUC
Tax-exempt income	$ 67,501,509	$ 59,288,534
Ordinary income	142,008	201,260
Return of capital	4,569,504	5,420,461
	$ 72,213,021	$ 64,910,255
MUE
Tax-exempt income	$ 14,179,236	$ 13,995,735
Ordinary income	2,793	20,403
Return of capital	928,904	1,040,353
	$ 15,110,933	$ 15,056,491
As of July 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BFZ	$ —	$ —	$ (48,855,435)	$ 13,097,775	$ (35,757,660)
BTT	11,383,037	34,757	(8,031,934)	(26,226,873)	(22,841,013)
BYM	—	—	(47,542,310)	21,343,066	(26,199,244)
MUC	—	—	(198,850,535)	53,727,153	(145,123,382)
MUE	—	—	(33,537,158)	5,134,542	(28,402,616)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts, retained income and the deferral of compensation to Directors/Trustees.

As of July 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BFZ	$ 539,045,640	$ 17,402,116	$ (2,463,013)	$ 14,939,103
BTT	2,338,146,208	18,733,344	(44,960,217)	(26,226,873)
BYM	399,907,319	24,860,608	(2,112,749)	22,747,859
Notes to Financial Statements

Notes to Financial Statements  (continued)

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUC	$ 1,643,454,453	$ 65,603,113	$ (6,705,296)	$ 58,897,817
MUE	323,833,385	8,356,183	(2,235,328)	6,120,855
9.
PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.
A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
10.
 CAPITAL SHARE TRANSACTIONS
BFZ, BTT and BYM are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUC and MUE are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of Common Shares for BFZ, BTT and BYM is $0.001 and for MUC and MUE is $0.10. The par value of Preferred Shares outstanding for BFZ, BTT and BYM is $0.001 and for MUC and MUE is $0.10.  Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Trust Name	07/31/24	07/31/23
BYM	—	6,598
For the year ended July 31, 2023, shares issued and outstanding remained constant for BTT.
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2023, BTT did not repurchase any shares.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The total cost of the shares repurchased is reflected in each Trust’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:
	BFZ
	Shares	Amounts
Year Ended July 31, 2024	210,536	$ 2,247,478
Year Ended July 31, 2023	850,759	9,389,525

	BTT
	Shares	Amounts
Year Ended July 31, 2024	4,893,619	$ 101,079,340

	BYM
	Shares	Amounts
Year Ended July 31, 2024	327,384	$ 3,332,710
Year Ended July 31, 2023	191,145	2,148,748

	MUC
	Shares	Amounts
Year Ended July 31, 2024	1,250,600	$ 12,545,146
Year Ended July 31, 2023	2,093,841	22,916,113

	MUE
	Shares	Amounts
Year Ended July 31, 2024	347,324	$ 3,204,845
Year Ended July 31, 2023	260,414	2,549,564
Preferred Shares
A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
BTT (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTT	07/31/24	7,500	$ 750,000,000	12/31/30
Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire on July 30, 2025, unless renewed or terminated in advance.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Short-Term Ratings
BTT	Aa1	P-1	N/A	A-1
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:  A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn.
Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2024, the annualized dividend rate for the VRDP Shares was 3.71%.
During the year ended July 31, 2024, issued and outstanding VRDP Shares for BTT increased by 7,500 from the exchange of RVMTP Shares.
VMTP Shares
BFZ, BYM, MUC and MUE (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$ 171,300,000	03/30/25	Aa2	AA
BYM(a)	12/20/23	976	97,600,000	07/02/25	Aa1	AA
MUC	03/22/12	2,540	254,000,000	03/30/25	Aa2	AA
	04/11/22	2,724	272,400,000	03/30/25	Aa2	AA
MUE(a)	12/20/23	780	78,000,000	07/02/25	Aa1	AA

(a)
On December 20, 2023, BYM and MUE each issued VMTP Shares and used the proceeds of the issuance to redeem all of their respective outstanding VMTP Shares. The newly-issued
VMTP Shares and the redeemed VMTP Shares have substantially similar terms.

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.  There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BFZ and MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to BYM and MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BYM and MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the year ended July 31, 2024, the average annualized dividend rates for the VMTP Shares were as follows:
	BFZ	BYM	MUC	MUE
Dividend rates	4.36%	4.99%	4.36%	5.02%
During the year ended July 31, 2024, VMTP Shares issued and outstanding of BYM decreased by 396 as a result of a redemption of shares.
During the year ended July 31, 2024, VMTP Shares issued and outstanding of MUE decreased by 530 as a result of a redemption of shares.
For the year ended July 31, 2024, VMTP Shares issued and outstanding of BFZ and MUC remained constant.
RVMTP Shares
Prior to July 31, 2024, BTT had issued 150 Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares were subject to certain restrictions on transfer outside of a remarketing.  During the year ended July 31, 2024, all issued and outstanding RVMTP Shares were redeemed in full in exchange for 7,500 VRDP Shares, $100,000 liquidation preference per share.
Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus a percentage of the daily Secured Overnight Financing Rate (“SOFR”). The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.
For the year ended July 31, 2024, the average annualized dividend rate for the RVMTP Shares was 4.52%.
Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Trust Name	Dividends	Deferred Offering Costs Amortization
BFZ	$ 7,461,350	$ —
BTT	33,918,638	31,357
BYM	5,412,123	—
MUC	22,925,779	—
MUE	4,653,738	—
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BFZ	08/01/24	08/15/24	09/03/24	$ 0.059000

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	09/03/24	09/16/24	10/01/24	$ 0.059000
	09/12/24	10/15/24	11/01/24	0.059000
BTT	08/01/24	08/15/24	09/03/24	0.046400
	09/03/24	09/16/24	10/01/24	0.046400
	09/12/24	10/15/24	11/01/24	0.046400
BYM	08/01/24	08/15/24	09/03/24	0.052500
	09/03/24	09/16/24	10/01/24	0.052500
	09/12/24	10/15/24	11/01/24	0.055500
MUC	08/01/24	08/15/24	09/03/24	0.048500
	09/03/24	09/16/24	10/01/24	0.048500
	09/12/24	10/15/24	11/01/24	0.053500
MUE	08/01/24	08/15/24	09/03/24	0.045000
	09/03/24	09/16/24	10/01/24	0.045000
	09/12/24	10/15/24	11/01/24	0.051000
The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BFZ	VMTP	W-7	$ 619,395
BTT	VRDP	W-7	2,358,926
BYM	VMTP	W-7	405,400
MUC	VMTP	W-7	1,903,382
MUE	VMTP	W-7	323,988

(a)	Dividends declared for period August 1, 2024 to August 31, 2024.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc.,and BlackRock MuniHoldings Quality Fund II, Inc.	For each of the five years in the period ended July 31, 2024
BlackRock Municipal Income Quality Trust	For each of the two years in the period ended July 31, 2024, for the period from September 1, 2021 through July 31, 2022, and for each of the three years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 20, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2024:
Trust Name	Exempt-Interest Dividends
BFZ	$ 19,452,534
BTT	70,821,419
BYM	17,472,244
MUC	62,933,589
MUE	13,192,923
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2024:
Trust Name	Interest Dividends
BFZ	$ 60,733
BTT	34,777
BYM	19,985
MUC	142,008
MUE	2,793
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2024:
Trust Name	Interest- Related Dividends
BFZ	$ 60,733
BTT	34,777
BYM	19,985
MUC	142,008
MUE	2,793
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), and BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) (collectively, the “Funds” and each, a “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6-7, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (“NAV”), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BFZ’s performance relative to BFZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BTT’s performance relative to BTT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BYM’s performance relative to BYM’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BYM generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BYM, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MUC’s performance relative to MUC’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUC generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUC, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUC’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MUE’s performance relative to MUE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUE, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BFZ’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BFZ’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BFZ will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BYM’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BYM’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BYM will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUC’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUC’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MUC will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUE’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUE’s gross

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MUE will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock California Municipal Income Trust (BFZ)
The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes. The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”).
The Fund may leverage its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock Municipal 2030 Target Term Trust (BTT)
The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives.
Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.
The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.
During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.
The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.
Leverage:  The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock Municipal Income Quality Trust (BYM)
The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that, the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.
The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.
The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage:  The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.
The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board of Trustees and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the VRDP Shares.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
State Specific Risk (BFZ and MUC): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Investment Companies and ETFs Risk (BFZ and BTT): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to BFZ, BTT, BYM, MUC and MUE’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BFZ, BYM, MUC and MUE declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued.  However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BFZ, BTT, BYM, and MUE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			70 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			70 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			68 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			68 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			70 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Consultant, Posit PBC (enterprise data science) since
2020; Director, ScotiaBank (U.S.) from 2020 to 2023;
Chairman, Chief Executive Officer and President of
OppenheimerFunds, Inc. from 2015, 2014 and 2013,
respectively to 2019; Trustee, President and Principal
Executive Officer of 104 OppenheimerFunds funds from
2014 to 2019; Portfolio manager of various
OppenheimerFunds fixed income mutual funds from
1986 to 2014.
			70 RICs consisting of 105 Portfolios	Trustee of 104 Oppenheimer Funds funds from 2014 to 2019

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 273 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Trustee and Officer Information

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trusts.
Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trusts.

2024 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders of BFZ (the “Meeting”) was held on June 17, 2024 for shareholders of record on April 22, 2024 to consider and vote on the election of three Class II Trustees and to consider and vote on a shareholder proposal submitted by an activist hedge fund to terminate the investment management agreement between BFZ and BlackRock Advisors, LLC. There were no broker non-votes.
The vote results in the election of Class II Trustees were as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)		Shavar Jeffries
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	8,505,136	628,007	8,497,010	636,133	1,713	0	6,015,400	133,295

	Ilya Gurevich
Trust Name	Votes For	Votes Withheld
BFZ	6,015,400	133,295

(a)	Voted on by holders of Preferred Shares only.
J. Phillip Holloman,  Arthur P. Steinmetz and Catherine A. Lynch, incumbent Class II Trustees, were re-elected as Class II Trustees of BFZ. The vote standard to elect Board members is described in BFZ’s most recent proxy statement. The Trustees of BFZ whose term of office continued after the Meeting because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
The shareholder proposal to terminate the investment management agreement between BFZ and BlackRock Advisors, LLC was not approved by shareholders:
Trust Name	Votes For	Votes Against	Votes Abstain
BFZ	5,610,589	9,377,644	295,332
The vote standard to approve the shareholder proposal is described in BFZ’s most recent proxy statement.
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024  to elect trustee nominees for each Trust.  There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class II Trustees as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTT	53,904,990	2,291,971	53,894,172	2,302,789	150	0
MUE	11,927,883	7,895,557	18,348,796	1,474,644	780	0
MUC	50,601,932	31,471,016	75,590,137	6,482,811	5,264	0
BYM	20,652,229	574,930	20,652,229	574,930	976	0

(a)	Voted on by holders of Preferred Shares only.
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Additional Information

Additional Information (continued)

Dividend Policy
Each Trust’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Trust intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Trust may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Trust distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital.  The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider(a)
Barclays Bank PLC
New York, New York 10019
VRDP Remarketing Agent(a)
Barclays Capital Inc.
New York, New York 10019
(a) For BTT.
VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bond
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation

2024 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI5-07/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$29,580	$29,580	$0	$0	$17,576	$17,600	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$17,576	$18,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as  Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as  Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock,

Christian Romaglino, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Maloney, and Romaglino have been members of the registrant’s portfolio management team since 2006, 2017, and 2022, respectively. Messrs. O’Connor and Soccio and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2010.

(a)(2) As of July 31, 2024 :

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski, CFA	34	0	0	0	0	0

	$34.85 Billion	$0	$0	$0	$0	$0

Kevin Maloney, CFA	39	0	0	0	0	0

	$41.01 Billion	$0	$0	$0	$0	$0

Christian Romaglino, CFA	36	0	0	0	0	0

	$17.10 Billion	$0	$0	$0	$0	$0

Walter O’Connor, CFA	33	0	0	0	0	0

	$31.40 Billion	$0	$0	$0	$0	$0

Philip Soccio, CFA	34	0	0	0	0	0

	$28.24 Billion	$0	$0	$0	$0	$0

Kristi Manidis	36	0	2	0	0	0

	$25.26 Billion	$0	$864.2 Million	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc., or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	$10,001-$50,000
Kevin Maloney, CFA	$10,001-$50,000
Christian Romaglino, CFA	None
Walter O’Connor, CFA	None
Phillip Soccio, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: September 20, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Quality Trust

Date: September 20, 2024